SCHEDULE 14A
                                 (RULE 14a-101)

                     INFORMATION REQUIRED IN PROXY STATEMENT

                            SCHEDULE 14A INFORMATION

           Proxy Statement Pursuant to Section 14(a) of the Securities
                      Exchange Act of 1934 (Amendment No. )

Filed by the Registrant [X]

Filed by a Party other than the Registrant [_]

Check the appropriate box:

[ ] Preliminary Proxy Statement [_] Confidential, For Use of the Commission Only
                                              (As Permitted by Rule 14a-6(e)(2))

[X]  Definitive Proxy Statement

[_]  Definitive Additional Materials

[_]  Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12

                        ROSEDALE DECORATIVE PRODUCTS LTD.
                (Name of Registrant as Specified In Its Charter)


    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[X]  No fee required

[_]  Fee computed on table below per Exchange Act Rules 14a-6(I)(1) and 0-11.

    (1) Title of each class of securities to which transaction applies:

    (2) Aggregate number of securities to which transaction applies:

    (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

    (4) Proposed maximum aggregate value of transaction:

    (5) Total fee paid:

[_] Fee paid previously with preliminary materials.

[_] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

    (1) Amount Previously Paid:

    (2) Form, Schedule or Registration Statement No.:

    (3) Filing Party:

    (4) Date Filed:

                        ROSEDALE DECORATIVE PRODUCTS LTD.
                               731 Millway Avenue
                        Concord, Ontario, Canada L4K 3S8

              NOTICE OF ANNUAL AND SPECIAL MEETING OF STOCKHOLDERS
                        TO BE HELD Friday, March 14, 2003

                                                        Concord, Ontario, Canada
                                                                January 29, 2003

     The Annual and Special Meeting of Stockholders (the "Annual and Special Meeting") of Rosedale Decorative Products Ltd., an Ontario, Canada corporation (the "Company"), will be held at the Holiday Inn, Yorkdale, 3450 Dufferin Street, Toronto, Ontario, Canada M6A 2V1 on Friday, March 14 , 2003 at 11:00 a.m. (local time) for the following purposes:

     1. To elect five directors to the Company's Board of Directors, each to hold office until his successor is duly elected and qualified or until his earlier resignation or removal (Proposal No. 1);

     2. To consider and act upon a proposal to sell the Company's wholly-owned subsidiary, Rosedale Wallcoverings & Fabrics Inc. to Alan Fine, the Company's Chief Executive Officer and Chairman of the Board (Proposal No. 2);

     3. To consider and act upon a proposal to ratify the Board of Directors' selection of Schwartz Levitsky Feldman as the Company's independent auditors for the fiscal year ending December 31, 2002 (Proposal No. 3); and

     4. To transact such other business as may properly come before the Annual and Special Meeting and any adjournment or postponement thereof.

     The foregoing items of business, including the nominees for directors, are more fully described in the Proxy Statement, which is attached and made a part of this Notice.

     The Board of Directors has fixed the close of business on February 10, 2003 as the record date for determining the stockholders entitled to notice of and to vote at the Annual and Special Meeting and any adjournment or postponement thereof.

     All stockholders are cordially invited to attend the Annual and Special Meeting in person. However, whether or not you expect to attend the Annual and Special Meeting in person, you are urged to mark, date, sign and return the enclosed proxy card as promptly as possible in the postage-prepaid envelope provided to ensure your representation and the presence of a quorum at the Annual and Special Meeting. If you send in your proxy card and then decide to attend the Annual and Special Meeting to vote your shares in person, you may still do so. Your proxy is revocable in accordance with the procedures set forth in the Proxy Statement.

     The full text of the special resolution corresponding to Proposal No. 2 is attached to this Notice as Exhibit A. Section 185 of the Business Corporations Act (Ontario) provides that a stockholder who dissents from the special resolution corresponding to Proposal No. 2 is entitled to be paid the fair value of his shares. See "Right to Dissent".

                                             By Order of the Board of Directors,
                                                             /s/ SIDNEY ACKERMAN

                                                                 Sidney Ackerman
                                                                       President


                                    IMPORTANT
                                    ---------

WHETHER OR NOT YOU PLAN TO ATTEND THE MEETING, PLEASE SIGN AND RETURN THE ENCLOSED PROXY CARD AS PROMPTLY AS POSSIBLE IN THE ENCLOSED POSTAGE-PREPAID ENVELOPE. IF A QUORUM IS NOT REACHED, THE COMPANY WILL HAVE THE ADDED EXPENSE OF RE-ISSUING THESE PROXY MATERIALS. IF YOU ATTEND THE MEETING AND SO DESIRE, YOU MAY WITHDRAW YOUR PROXY AND VOTE IN PERSON. THANK YOU FOR ACTING PROMPTLY.

                           EXHIBIT A TO THE NOTICE OF
                   ANNUAL AND SPECIAL MEETING OF STOCKHOLDERS



Special Resolution to be Submitted to Stockholders at the Annual and Special Meeting of Stockholders relating to Proposal No. 2

Be it resolved as a special resolution that:

     1. The entering into of a Share Purchase Agreement between the Company and Alan Fine dated May 14, 2002 ("SPA") relating to the sale by the Company to Alan Fine of all of the issued and outstanding shares in the capital of Rosedale Wallcoverings & Fabrics Inc., a copy of which is appended hereto, and all transactions, proceedings and actions to be completed thereunder are hereby approved, ratified and adopted;

     2. Any director or officer of the Company be and s/he is hereby authorized and directed to execute on behalf of the Company any document required to be delivered pursuant to the SPA; and

     3. The board of directors is hereby authorized to terminate the sale transactions contemplated under the SPA if, in its discretion, it concludes that it is in the best interests of the Company to do so.

                        ROSEDALE DECORATIVE PRODUCTS LTD.
                               731 Millway Avenue
                        Concord, Ontario, Canada L4K 3S8


                                 PROXY STATEMENT

                                     GENERAL

     This Proxy Statement is furnished in connection with the solicitation by the Board of Directors (the "Board") of Rosedale Decorative Products Ltd., an Ontario, Canada corporation (the "Company"), of proxies in the enclosed form for use in voting at the Annual and Special Meeting of Stockholders (the "Annual Meeting") to be held at the Holiday Inn Yorkdale, 3450 Dufferin Street, Toronto, Ontario, Canada M6A 2V1 on Friday, March 14, 2003 at 11:00 a.m. (local time), and any adjournment or postponement thereof. Only holders of record of the Company's common stock, no par value per share (the "Common Stock") on February 10, 2003 (the "Record Date") will be entitled to vote at the Meeting. At the close of business on the Record Date, the Company had outstanding 2,755,514 shares of Common Stock.

     Any person giving a proxy in the form accompanying this Proxy Statement has the power to revoke it prior to its exercise. Any proxy given is revocable prior to the Meeting by an instrument revoking it or by a duly executed proxy bearing a later date delivered to the President of the Company. Such proxy is also revoked if the stockholder is present at the Meeting and elects to vote in person.

     The Company will bear the entire cost of preparing, assembling, printing and mailing the proxy materials furnished by the Board of Directors to stockholders. Copies of the proxy materials will be furnished to brokerage houses, fiduciaries and custodians to be forwarded to the beneficial owners of the Common Stock. In addition to the solicitation of proxies by use of the mail, some of the officers, directors and regular employees of the Company may (without additional compensation) solicit proxies by telephone or personal interview, the costs of which the Company will bear.

     This Proxy Statement and the accompanying form of proxy is being sent or given to stockholders on or about February 14, 2003.

     Stockholders of the Company's Common Stock are entitled to one vote for each share held. Such shares may not be voted cumulatively.

     Each validly returned proxy (including proxies for which no specific instruction is given) which is not revoked will be voted "FOR" each of the proposals as described in this Proxy Statement and, at the proxy holders' discretion, on such other matters, if any, which may come before the Meeting (including any proposal to adjourn the Meeting).

     Determination of whether a matter specified in the Notice of Annual and Special Meeting of Stockholders has been approved will be determined as follows. Those persons will be elected directors who receive a plurality of the votes cast at the Meeting in person or by proxy and entitled to vote on the election. Accordingly, abstentions or directions to withhold authority will have no effect on the outcome of the vote. For each other matter specified in the Notice of Annual and Special Meeting of Stockholders, the affirmative vote of a majority of the shares of Common Stock present at the Meeting in person or by proxy and entitled to vote on such matter is required for approval except with respect to Proposal No. 2 which requires a two-thirds majority of the votes cast at the Annual and Special Meeting of Stockholders. The persons named in the enclosed form of proxy, who are directors or officers of the Corporation, will vote or withhold from voting the Common Stock in respect of which they are appointed in accordance with the direction of shareholders appointing them. In the absence of such direction, such shares shall be VOTED FOR the matters described in the accompanying Notice of Meeting.

                      Summary Term Sheet for Proposal No. 2



     In Proposal No. 2, you are being asked to approve the sale of our wholly-owned subsidiary, Rosedale Wallcoverings & Fabrics Inc. to our Chairman of the Board and Chief Executive Officer, Alan Fine. The terms of the proposed transaction are as follows:

     o The total purchase price to be paid is $1,224,000 (Cdn.) ($768,458 U.S.). Such amount will be paid by the assumption of our obligation for severance obligations to Mr. Fine in the amount of $1,100,250 Cdn ($690,765 U.S.), and a cash payment of $123,750 Cdn ($77,693 U.S.).

     o Upon the closing of the sale, Mr. Fine will resign as an officer and member of the Board of Directors of Rosedale Decorative Products Ltd.

     o The pre-existing inter-company term loan due and owing by Rosedale Wallcoverings and Fabrics to Rosedale Decorative Products in the principal amount of approximately $696,000 Cdn ($437,000 U.S.) will be repaid by Rosedale Wallcoverings & Fabrics Inc. by delivery of a lump-sum payment on the closing date in full settlement thereof in the amount of $400,000 Cdn ($251,130 U.S.), being the present value of the term loan accelerated to the closing date.

     o The pre-existing loan due and owing by Rosedale Wallcovering & Fabrics Inc. to Sidney Ackerman in the face amount of approximately $486,000 Cdn ($305,000 U.S.) will be repaid in full by Rosedale Wallcoverings & Fabrics Inc. on the closing date.

     o The pre-existing loan due and owing by our wholly-owned subsidiary, Ontario Paint & Wallpaper Limited to Mr. Fine in the face amount of approximately $250,000 Cdn ($157,000 U.S.) will be repaid by Ontario Paint & Wallpaper Limited in full on the closing date.

     o In connection with the sale, Mr. Ackerman has agreed to purchase 375,000 shares of our common stock from Mr. Fine. As a result of such purchase, Mr. Ackerman will then be the beneficial owner of 923,781 shares of common stock representing 33.5% of the total shares outstanding.

Reason for the Transaction

     The background of the proposed transaction is rooted in disagreements in the direction of our businesses, growth and development as between Alan Fine and Sidney Ackerman. As Rosedale Decorative Products Ltd.was essentially created as a holding company for its two independently operating subsidiaries, Rosedale Wallcoverings & Fabrics Inc.and Ontario Paint & Wallpaper Limited, with both having responsibilities to the Board of Directors, it was determined that it was in the best interest of Rosedale Decorative Products to divest itself of Rosedale Wallcoverings & Fabrics, which would reduce the debt and also eliminate the contingent tax liability of approximately $830,000.


Risks

     The sale of the Rosedale Wallcoverings & Fabrics Inc. to Mr. Fine will significantly reduce the product lines and lines of business which we conduct. This decrease in diversification of our business could serve to magnify any downturns in the remaining business lines. In particular: o Our ability to adjust to changes in consumer demand or economic shifts could be materially impacted.

     o Based on the year ended December 31, 2001, our revenues would have decreased to $10,226,630 from $17,781,760 as a result of the sale of Rosedale Wallcoverings & Fabrics Inc..

     o Net losses for the period would have decreased to $829,865 from $889,464, which excludes a one-time loss on the sale of Rosedale Wallcoverings & Fabrics Inc. in the amount of $1,210,341.

     o Although we received an independent evaluation of the value of Rosedale Wallcoverings & Fabrics Inc., there can be no assurance that the value may not be higher to other purchasers. We did not seek bids from any purchaser other than Mr. Fine.


Right to Dissent

     The Company is subject to the provisions of the Business Corporations Act (Ontario)("OBCA")and therefore,you will have the right to dissent under section 185 of the OBCA if you are opposed to the sale of shares of Rosedale Wallcoverings & Fabrics Inc.to Mr. Fine and the sale is approved by a two-thirds majority of the votes cast by stockholders. A copy of section 185 of the OBCA is annexed hereto as Exhibit B to which reference is made hereby.

                                 PROPOSAL NO. 1

                              ELECTION OF DIRECTORS
Nominees

     At the Annual and Special Meeting, the stockholders will elect five (5) directors to serve until the next Annual Meeting of Stockholders or until their respective successors are elected and qualified. In the event any nominee is unable or unwilling to serve as a director at the time of the Annual and Special Meeting, the proxies may be voted for the balance of those nominees named and for any substitute nominee designated by the present Board or the proxy holders to fill such vacancy, or for the balance of the nominees named without nomination of a substitute, or the size of the Board may be reduced in accordance with special resolutions of the Company previously approved authorizing the Board to do so.. The Board has no reason to believe that any of the persons named below will be unable or unwilling to serve as a nominee or as a director if elected.

     Assuming a quorum is present, the five nominees receiving the highest number of affirmative votes of shares entitled to be voted for them will be elected as directors of the Company for the ensuing year. Unless marked otherwise, proxies received will be voted "FOR" the election of each of the five nominees named below. In the event that additional persons are nominated for election as directors, the proxy holders intend to vote all proxies received by them in such a manner as will ensure the election of as many of the nominees listed below as possible, and, in such event, the specific nominees to be voted for will be determined by the proxy holders. In the event that Proposal No. 2 is approved, Mr. Fine will resign as a member of the Board, effective as of the closing of the transaction set forth in Proposal No. 2. In such event, the Board will appoint another member to fill Mr. Fine's vacancy.

         Name                       Age                       Position

         Alan Fine                  57               Chief Executive Officer and Chairman of the Board

         Sidney Ackerman            57               President and Director

         Norman G. Maxwell          54               Chief Financial Officer, Secretary, Treasurer,
                                                     Operations Manager and Director

         Ken Page                   40               Director

         Janet Hendry               64               Director - Nominee

     The following information with respect to the principal occupation or employment of each nominee for director, the principal business of the Company or other organization in which such occupation or employment is carried on, and such nominee's business experience during the past five years, has been furnished to the Company by the respective director nominees:

     Alan Fine has served as the Chief Executive Officer and Chairman of the Board of the Company since its inception in May 1997. In 1982, Mr. Fine founded Rosedale Wallcoverings & Fabrics Inc. and has served as the President of Rosedale Wallcoverings & Fabrics Inc. since 1987. Mr. Fine has also served as the Secretary for Ontario Paint & Wallpaper Ltd. since 1978. From 1972 to 1977, Mr. Fine was the Manager of Wallpaper Distribution for Ontario Paint & Wallpaper Ltd.

     Sidney Ackerman has served as the President of the Company since its inception in May 1997. In 1971, Mr. Ackerman was responsible for the development of Ontario Wallcoverings which became the wallpaper distribution arm of Ontario Paint & Wallpaper Ltd. In June 1978, Mr. Ackerman was elected Director and Treasurer of Ontario Paint & Wallpaper Ltd. Since 1994, Mr. Ackerman has served as the President of Ontario Paint & Wallpaper Ltd.

     Norman G. Maxwell has been Chief Financial Officer and Operations Manager of the Company since its inception in May 1997 and has served as a director of the Company since May 1997. Prior thereto, since 1992, Mr. Maxwell has served as the Vice President of Finance with Ontario Paint & Wallpaper Ltd. From 1989 to 1992, Mr. Maxwell served as the Comptroller of Ontario. Mr. Maxwell has been in the wallcovering industry for over 20 years and has been a Certified Management Accountant since 1977.

     Ken Page has been a Director of the Company since June 1998. Since 1992, Mr. Page has been a partner of the law firm of Page Hill in Toronto, Ontario, Canada. Mr. Page graduated from the University of Western Ontario with an LLB in 1986 and was admitted to the bar in Ontario 1988.

     Janet Hendry is being nominated as a Director of the Company for the first time at the 2002 Annual Meeting. Ms. Hendry has been employed as a legal secretary for a lawyer involved in corporate and securities law for over 30 years. She is currently the Administrative Assistant to a private company engaged in mortgage financing. She is also the Corporate Secretary of Sterling Centrecorp Inc., a public company listed for trading on The Toronto Stock Exchange, involved in real estate investment and management services.


     Directors serve until the next annual meeting of stockholders or until their successors are elected and qualified. Officers serve at the discretion of the Board of Directors.

                MEETINGS AND COMMITTEES OF THE BOARD OF DIRECTORS

     During the fiscal year ended December 31, 2001, the Board of Directors of the Company held two meetings and did not act by unanimous written consent. No director attended fewer than 75% of the total number of meetings of the Board of Directors during the last fiscal year.

     The Board of Directors has a Compensation Committee and an Audit Committee. The Compensation Committee consists of two directors, Ken Page and Sidney Ackerman. Mr. Page is an independent director who is not a salaried officer of the Company. The purpose of the Compensation Committee is to review the Company's compensation of its executives, to make determinations relative thereto and to submit recommendations to the Board of Directors with respect thereto in order to ensure that such officers and directors receive adequate and fair compensation. The Compensation Committee is also responsible for administering the Company's 1998 Stock Option Plan. The Compensation Committee met one time during the last fiscal year.

     The Audit Committee will be composed of three directors, Ken Page, Norman Maxwell, and assuming her election to the Board, Ms. Hendry. Mr. Page and Ms. Hendry are considered to be independent directors for purposes of their service on the Audit Committee. The Audit Committee is responsible for the general oversight of audit, legal compliance and potential conflict of interest matters, including (a) recommending the engagement and termination of the independent public accountants to audit the financial statements of the Company, (b) overseeing the scope of the external audit services, (c) reviewing adjustments recommended by the independent public accountant and addressing disagreements between the independent public accountants and management, (d) reviewing the adequacy of internal controls and management's handling of identified material inadequacies and reportable conditions in the internal controls over financial reporting and compliance with laws and regulations, and (e) supervising the internal audit function, which may include approving the selection, compensation and termination of internal auditors. The Audit Committee met one time during the last fiscal year.

     Effective as of May 28, 1998, the Board of Directors adopted a charter for the Audit Committee detailing its duties and powers. A copy of the Audit Committee charter is included as Exhibit A to this Proxy Statement.

     The Audit Committee oversees the financial reporting process for the Company on behalf of the Board of Directors. In fulfilling its oversight responsibilities, the Committee reviews the annual financial statements included in the annual report and filed with the Securities and Exchange Commission, as well as the unaudited financial statements filed with the Company's quarterly reports on Form 10-QSB.

     In accordance with Statements on Accounting Standards (SAS) No. 61, the Committee conducted discussions with management and the independent auditor regarding the acceptability and the quality of the accounting principles used in the reports. These discussions included the clarity of the disclosures made therein, the underlying estimates and assumptions used in the financial reporting and the reasonableness of the significant judgments and management decisions made in developing the financial statements. In addition, the Committee has discussed with the independent auditor its independence from the Company and its management, including the matters in the written disclosures required by Independence Standards Board Standard No. 1.

     The Committee has also met and discussed with management and its independent auditors issues related to the overall scope and objectives of the audits conducted, the internal controls used by the Company, and the selection of the Company's independent auditor. Additional meetings were held with the independent auditor, with financial management present, to discuss the specific results of audit investigations and examinations and the auditor's judgments regarding any and all of the above issues.

     Pursuant to the reviews and discussions described above, the Committee recommended to the Board of Directors that the audited financial statements be included in the Annual Report on Form 10-KSB for the fiscal year ended December 31, 2001 and 2000 for filing with the Securities and Exchange Commission.

     The Board does not have a nominating committee or a committee performing the functions of a nominating committee. Although there are no formal procedures for stockholders to nominate persons to serve as directors, the Board will consider nominations from stockholders, which should be addressed to Norman Maxwell at the Company's address set forth above.

                            COMPENSATION OF DIRECTORS

     Directors currently receive no cash fees for services provided in that capacity, but are reimbursed for reasonable out-of-pocket expenses incurred in connection with attendance at meetings of the Board or any committee thereof they attend. The Company is currently reviewing its policy on compensation of outside directors and may pay outside directors in the future.



                          RECOMMENDATION OF THE BOARD:

    THE BOARD RECOMMENDS A VOTE FOR THE ELECTION OF ALL NOMINEES NAMED ABOVE.

     The proxy holders intend to vote the shares represented by proxies for all of the Board's nominees, except to the extent authority to vote for the nominees is withheld.


                          STOCK OWNERSHIP OF MANAGEMENT
                           AND PRINCIPAL STOCKHOLDERS

     The following table sets forth certain information regarding ownership of the Company's Common Stock as of the Record Date, by (i) all persons known by the Company to be beneficial owners of five percent (5%) or more of the outstanding shares of Common Stock, (ii) each director of the Company, (iii) each of the executive officers of the Company, (iv) all directors and executive officers of the Company as a group.

-------------------------------------------------------------- ------------------- --------------------------

                                                                Shares of Common
                                                               Stock Beneficially   Approximate Percentage
                                                                     Owned              of Common Stock
Name                                                                                      Outstanding
-------------------------------------------------------------- ------------------- --------------------------
Sidney Ackerman(2)                                              516,726                          18.7%
Alan Fine (3)                                                   548,781                          19.9%

                                       6

Rosalyn Fine (4)                                                201,219                          7.3%
Janis Ackerman                                                   77,758                          2.8%
Robert Ackerman                                                  77,758                          2.8%
Lauren Ackerman                                                  77,758                          2.8%
All Executive Officers and Directors
as a Group (two persons)                                      1,065,507                         38.7%

_____________________
     (1) Unless otherwise indicated, the address is c/o Rosedale Decorative Products Ltd. 731 Millway Avenue, Concord, Ontario, Canada L4K 3S8.

     (2) Does not include 233,274 shares of Common Stock held by the Janis Ackerman, Robert Ackerman and Lauren Ackerman. Includes 228,574 shares of Common Stock owned by 1369597 Ontario Inc., which is owned by Sidney Ackerman, Janis Ackerman, Robert Ackerman and Lauren Ackerman.

     (3) Includes 404,706.5 shares of Common Stock owned by 1369598 Ontario Inc. of which Alan Fine and Rosalyn Fine are shareholders.

     (4) Includes 57,143.5 shares of Common Stock owned by 1274152 Ontario, Inc. of which Rosalyn Fine is a 100% owner. Rosalyn Fine is the former wife of Alan Fine and the sister of Sidney Ackerman.

Voting Agreement

     Effective August 16, 1999, Sidney Ackerman, Alan Fine, The Ackerman Family Trust, 1274152 Ontario Inc., 1324864 Ontario Inc. and 454590 Ontario Limited (the "Shareholders"), entered into a Common Stock voting agreement. Pursuant to the terms of the voting agreement, each of the Shareholders agrees to vote all of their Shares unanimously in respect of any matter to be voted on at any meeting of the shareholders of the Company. In the event the Shareholders cannot express unanimity or any of them abstains from voting then the Shareholders agree to vote all of their Shares against such matter or withhold all of their votes in respect of such matter as applicable and to so instruct their proxies. The provisions of the voting agreement shall apply to any shares in the capital stock of the Company to which voting rights attach which may be issued to the Shareholders at any time during the term of the voting agreement and any shares in the capital stock of the Company which are issued in replacement of any shares or after acquired shares. The voting agreement does not apply to any shares that are sold or transferred to a Shareholder and does not apply to any shares that are sold or transferred to a third party in an arm's-length transaction. The voting agreement terminates upon Sidney Ackerman or Alan Fine being no longer employed by the Company or any of its subsidiaries or the date upon which any Shareholder divests itself of all shares in an arm's-length transaction for fair market consideration, whichever is earlier. There are 1,298,781 shares controlled by the voting agreement, which represents 47.1% of the total shares outstanding.

     Information regarding ownership of certain beneficial owners and management will appear under the caption "Ownership of Securities" in the Information Statement and is incorporated herein by reference.

                       COMPENSATION OF EXECUTIVE OFFICERS

     The following table sets forth certain summary information with respect to the compensation paid to the Company's Chief Executive Officer, and the Company's President, for services rendered in all capacities to the Company for the fiscal period ended December 31, 2001. Other than as listed below, the Company had no executive officers whose total annual salary and bonus exceeded $100,000 for that fiscal year:

                           Summary Compensation Table


                                                                                  Long-Term Compensation

                                                                               Awards                  Payouts

                                                                                        Securities             All
                                                                            Restricted  Underlying             Other
                                                       Other                Stock        Options/    LTIP      Compen-sation
                                                    Compen-sation           Award(s)       SARs      Payouts       ($)
Name              Position   Year (1)     Salary                   Bonus       ($)       (#)(1)(2)     ($)

Alan Fine(1)      Chief        2001     $ 198,528     $2,317       ----        ----         ----       ----      ----
                  Executive    2000     $ 207,043     $5,518       ----        ----         ----       ----      ----
                  Officer      1999     $ 161,529     $9,541       ----        ----        25,000      ----      ----

Sidney            President    2001     $ 198,528     $4,896       ----        ----         ----       ----      ----
Ackerman(1)                    2000     $ 207,043     $8,463       ----        ----         ----       ----      ----
                               1999     $ 161,529     $18,245      ----        ----        25,000      ----      ----
----------------- ---------- ---------- ----------- ------------ ---------- ----------- ------------ --------- ----------

     (1) Reflects total compensation received from both the Company's Ontario and Rosedale subsidiaries. As the Company is located in Canada, the executives have been paid salaries of $307,500 Canadian dollar in 2001 ($205,000 U.S. based on an effective exchange rate of $1.50). The exchange rate used to calculate the Compensation of Executive Officers is the average exchange rate for the year 2001, which was $1.5489 Canadian per U.S. dollar.

     (2) Options under the 1998 Plan were granted on August 19, 1999 at the then most recent closing price of the Company's shares as traded on NASDAQ, specifically, $1.00 per share on August 18, 1999.


                       STOCK OPTIONS GRANTS AND EXERCISES

     No stock options were granted during the fiscal year ended December 31, 2001.

     The following table shows the value at December 31, 2001 of unexercised options held by the named executive officers:

 Aggregated Option Exercises in Last Fiscal Year and Fiscal Year-end Option Values

                                                                       Number of securities         Value of unexercised
                                                                      underlying unexercised       in-the-money options at
                                                                        options at fiscal            fiscal year-end ($)
                                                                           year-end (#)

           Name               Shares acquired on   Value Realized
                                 exercise (#)            ($)        Exercisable/unexercisable     Exercisable/unexercisable

Alan Fine, Chief Executive            0                   0                  25,000/0                       $0/0
Officer

Sidney Ackerman, President            0                   0                  25,000/0                       $0/0
---------------------------- --------------------- ---------------- --------------------------- ------------------------------

Employment Agreements

     In June 1998, Alan Fine and Sidney Ackerman both entered into five-year employment agreements with the Company. Alan Fine is retained as Chief Executive Officer of the Company at an annual salary of $205,000. Sidney Ackerman is retained as President of the Company at an annual salary of $205,000. The compensation committee presented to the board an annual salary increase to $205,000 for both executive officers retroactive to January 1, 2000. The board unanimously approved the increase.

     The employment agreements with Alan Fine and Sidney Ackerman provide that upon the death of any of the two employees that three years full salary will be paid to the employee's estate in a lump sum payment. The agreements also provide for reimbursement of reasonable business expenses.

     Alan Fine and Sidney Ackerman are entitled to bonuses of up to $10,000 each based on achieving sales, profitability and management goals as predetermined by the Board of Directors or compensation committee and other subjective criteria as determined by the Board of Directors or Compensation Committee.

     Alan Fine and Sidney Ackerman shall each receive $20,000 per year additional compensation, including car allowance, insurance and retirement savings with matched contributions by the Company and such other perquisites.

     Upon the resignation, or exercise of retirement option upon reaching the age of 60, the Company shall pay the employee a lump sum resignation allowance equal to three years salary plus equivalent in benefits. Based upon any wrongful termination of either Alan Fine or Sidney Ackerman, the Company shall pay the employee a lump sum resignation allowance of 5 years salary and equivalent in benefits.

     In the event that there is a change in control of the Company, through an acquisition where any person acquires more than 50% of the shares of the Company, an amalgamation, consolidation or merger with another corporation resulting in at least 50% of the voting shares of the surviving corporation being controlled by a new acquirer or the sale directly or otherwise of all of the assets of the Company to a third party in a non-distress situation, then the Company shall pay to Alan Fine and Sidney Ackerman a lump sum payment equal to the sum of one and one-half times their respective annual salaries paid or payable in respect of the most recently completed fiscal year.

Stock Option Plan

     The Company has adopted a Stock Option Plan (the "1998 Plan"), pursuant to which 750,000 shares of Common Stock are reserved for issuance.

     The 1998 Plan is administered by the Compensation Committee or the board of directors, who determine, among other things, those individuals who shall receive options, the time period during which the options may be partially or fully exercised, the number of shares of Common Stock issuable upon the exercise of the options and the option exercise price.

     The 1998 Plan is for a period for ten years. Options may be granted to officers, directors, consultants, key employees, advisors and similar parties who provide their skills and expertise to the Company. Options granted under the 1998 Plan may be exercisable for up to ten years, may require vesting, and shall be at an exercise price all as determined by the board. Options will be non-transferable except to an option holder's personal holding company or registered retirement savings plan and are exercisable only by the participant during his or her lifetime.

     If a participant ceases affiliation with the Company by reason of death, permanent disability or retirement at or after age 70, the option remains exercisable for three months from such occurrence but not beyond the option's expiration date. Other termination gives the participant three months to exercise, except for termination for cause, which results in immediate termination of the option.

     Options granted under the 1998 Plan, at the discretion of the compensation committee or the board, may be exercised either with cash, Common Stock having a fair market equal to the cash exercise price, the participant's personal recourse note, or with an assignment to the Company of sufficient proceeds from the sale of the Common Stock acquired upon exercise of the Options with an authorization to the broker or selling agent to pay that amount to the Company, or any combination of the above.

     The exercise price of an option may not be less than the fair market value per share of Common Stock on the date that the option is granted in order to receive certain tax benefits under the Income Tax Act (Canada) (the "ITA"). The exercise price of all future options will be at least 85% of the fair market value of the Common Stock on the date of grant of the options. A benefit equal to the amount by which the fair market value of the shares at the time the employee acquires them exceeds the total of the amount paid for the shares or the amount paid for the right to acquire the shares shall be deemed to be received by the employee in the year the shares are acquired pursuant to paragraph 7(1) of the ITA. Where the exercise price of the option is equal to the fair market value of the shares at the time the option is granted, paragraph 110(1)(d) of the ITA allows a deduction from income equal to one quarter of the benefit as calculated above. If the exercise price of the option is less than the fair market value at the time it is granted, no deduction under paragraph 110(1)(d) is permitted. Options granted to any non-employees, whether directors or consultants or otherwise will confer a tax benefit in contemplation of the person becoming a shareholder pursuant to subsection 15(1) of the ITA.

     Options under the 1998 Plan must be issued within ten years from the effective date of the 1998 Plan.

     Any unexercised options that expire or that terminate upon an employee's ceasing to be employed by the Company become available again for issuance under the 1998 Plan.

     The 1998 Plan may be terminated or amended at any time by the board of directors, except that the number of shares of Common Stock reserved for issuance upon the exercise of options granted under the 1998 Plan may not be increased without the consent of the shareholders of the Company.

TRANSACTIONS WITH MANAGEMENT

     In 1995, Alan Fine, Chief Executive Officer of the Company and Sidney Ackerman, President of the Company each loaned funds to the Company's Ontario and Rosedale subsidiaries. As at December 31, 2001, the outstanding amounts of loans made by Alan Fine to Ontario and Rosedale were $156,888 and $381,972, respectively, and the outstanding amount of the loans made by Sidney Ackerman to Rosedale was $305,185. These loans are secured by a general security agreement on the personal property of Rosedale and Ontario and bear interest at a rate equal to the prime rate of interest charged by the National Bank of Canada plus 1.5% per annum and are payable on demand. Interest was waived for the year 2001.

     Alan Fine, Chief Executive Officer of the Company, and Sidney Ackerman, President of the Company, own all of the issued and outstanding capital stock of 966578 Ontario Inc., 1216748 Ontario Inc. and 1217576 Ontario Inc. Sid Ackerman owns all of the issued and outstanding capital stock of 1369597 Ontario Inc. The Company leases space for its retail store, located in downtown Toronto, from 966578 Ontario Inc., 1216748 Ontario Inc. and 1369597 Ontario Inc. The leases call for rental payments in the amount of $15,495 per annum, plus general property taxes, payable in equal monthly installments of $1,291 for the property leased from 1216748 Ontario Inc. The lease for 966578 Ontario Inc. calls for rental payments in the amount of $18,835 per annum plus general property taxes, payable in equal monthly installments of $1,570. The lease for 1369597 Ontario Inc. calls for rental payments in the amount of $23,242 per annum plus general property taxes, payable in equal monthly installments of $1,937. The leases are for a five-year term.

     The Company has second mortgages from two related companies, 1216748 Ontario Inc. and 1217576 Ontario Inc., both of which are 50% owned by Sidney Ackerman, President and Alan Fine, Chief Executive Officer. The principal amount of the loans from 1216748 Ontario Inc. and 1217576 Ontario Inc. are $162,464 and $147,356, respectively. The mortgages are secured by land and buildings and bear interest at 9% per annum and are payable on demand.

     The Company has available credit facilities up to a maximum of $6,793,000, which bear interest at rates varying between the bank's prime rate plus 0.25% and prime plus 0.75%. The credit facilities are secured by general assignments of book debts, pledge of inventory under Section 427 of the Bank Act of Canada, general security agreements providing a first floating charge over all assets, guarantees and postponement of claims to a maximum of $1,570,000 from the Company and its subsidiaries, guarantees from affiliated companies up to $534,000, assignment of life insurance of $1,883,000 on the lives of two key officers and assignment of fire insurance.

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

     Section 16(a) of the Exchange Act requires the Company's directors, executive officers and persons who own more than 10% of the Company's Common Stock (collectively, "Reporting Persons") to file with the Securities and Exchange Commission ("SEC") initial reports of ownership and changes in ownership of the Company's Common Stock. Reporting Persons are required by SEC regulations to furnish the Company with copies of all Section 16(a) reports they file. To the Company's knowledge, based solely on its review of the copies of such reports received or written representations from certain Reporting Persons that no other reports were required, the Company believes that during its fiscal year ended December 31, 2001, all Reporting Persons complied with all applicable filing requirements.

                                 PROPOSAL NO. 2

   APPROVAL OF SALE OF ROSEDALE WALLCOVERINGS & FABRICS INC. TO ALAN FINE, THE
           COMPANY'S CHIEF EXECUTIVE OFFICER AND CHAIRMAN OF THE BOARD

Proposed Transaction

     On May 14, 2002, the Company entered into a share purchase agreement with Alan Fine, the Company's Chief Executive Officer and Chairman of the Board (the "Share Purchase Agreement"), pursuant to which the Company agreed to sell its wholly-owned subsidiary, Rosedale Wallcoverings & Fabrics Inc. (the "Subsidiary") to Mr. Fine. The Share Purchase Agreement was unanimously approved by all members of the Company's Board of Directors (Ken Page, Greg Sichenzia and Norm Maxwell) except Mr. Fine and Mr. Ackerman, each of whom having recused himself from consideration of the matter. Pursuant to the terms of the Share Purchase Agreement, the Company and Mr. Fine jointly retained Klein Valuation Services Inc. ("Klein"), an independent valuation firm, to determine the fair value of the Subsidiary. Pursuant to its valuation report which is attached hereto as Exhibit A, Klein determined the fair value of the Subsidiary to be $1,224,000 Cdn ($768,458 U.S.). Upon the closing of the sale, Mr. Fine will resign as an officer and member of the Board of Directors of the Company. In connection with the transaction, the Subsidiary will assume an obligation of the Company for severance obligations to Mr. Fine in the amount of $1,100,250 Cdn ($690,765 U.S.), thereby reducing the cash purchase price to be paid to the Company to $123,750 Cdn ($77,693 U.S.). In addition, the Company, the Subsidiary, Mr. Fine, Sidney Ackerman (the Company's President), and various persons or entities affiliated with the foregoing parties have agreed to enter into transactions to further separate the business affairs of the Company and the Subsidiary. In particular, the parties have agreed to, or have agreed to use their best efforts to, eliminate various inter-company loans, guarantees and similar transactions. Of particular note:

     o the pre-existing inter-company term loan due and owing by Subsidiary to the Company in the principal amount of approximately $696,000 Cdn ($437,000 U.S.) shall be repaid by delivery of a lump-sum payment from Subsidiary to the Company on the closing date in full settlement thereof in the amount of $400,000 Cdn ($251,130 U.S.);

     o the pre-existing loan due and owing by Subsidiary to Sidney Ackerman in the face amount of approximately $486,000 Cdn ($305,000 U.S.) will be repaid in full on the closing date;

     o the pre-existing loan due and owing by the Company's wholly-owned subsidiary, Ontario Paint & Wallpaper Limited ("Ontario") to Mr. Fine in the face amount of approximately $250,000 Cdn ($157,000 U.S.) will be repaid by Ontario in full on the closing date.

     In connection with the foregoing transactions, Mr. Ackerman has agreed to purchase 375,000 shares of the Company's common stock from Mr. Fine. As a result of such purchase, Mr. Ackerman will then be the beneficial owner of 923,781 shares of common stock representing 33.5% of the total shares outstanding. In addition, Ken Page will also resign as member of the Board of Directors upon the closing of the sale due to the change in the structure in the company. Upon his resignation, his vacancy will be filled by another outside director to be appointed by the board.

     No regulatory requirements must be complied with or approvals obtained prior to the completion of the sale, other than shareholder approval.

     As a result of the proposed transaction, the Company will use approximately $768,000 Cdn ($496,000 U.S.) of its losses carried-forward leaving a balance of approximately $1,723,000 Cdn ($1,082,000 U.S.), which will expire between 2006 and 2008.

Business of the Company

     The Company designs and distributes its owned branded wallcovering and designer fabric collections, as well as distributing other manufacturers' wallcoverings on a wholesale basis. Wallcoverings and fabrics sold under Company brand names are manufactured for the Company on an outsource basis by third party manufacturers. Design and distribution of Company brand wallcoverings is accomplished through its Rosedale subsidiary, and to an increasing extent, through its Ontario subsidiary. Wholesale distribution of other manufacturers' wallcoverings is accomplished through the Company's Ontario subsidiary.

     Sales of Company's name brand wallcoverings account for approximately 62% of the Company's total revenues and wholesale distribution of wallcoverings under non-company brand names accounts for approximately 18% of the Company's total revenues. Sales of designer fabrics account for approximately 10% of the Company's revenues and the Company's retail paint and wallpaper store generates approximately 10% of the Company's annual revenues.

     In 2001, the Company distributed approximately 27 Company brand wallcovering and fabric collections to approximately 10,000 to 20,000 retail wallpaper and paint stores worldwide. In addition, in 2001, the Company's Ontario subsidiary distributed approximately 66 non-Company brand wallcovering collections to approximately 1,500-2,000 home decorating stores in Canada.

Reasons for the Transaction

     The background of the proposed transaction is rooted in disagreements in the direction in the Company's businesses, growth and development as between Alan Fine and Sidney Ackerman. As the Company was essentially created as a holding company for its two independently operating subsidiaries, Rosedale Wallcoverings & Fabrics Inc. ("RWF") and Ontario Paint & Wallpaper Limited ("OPW"), Messrs. Fine and Ackerman began to discuss the possibility of effectively divesting the Company's interests in RWF in September 2001. The Company consulted with its auditors in order to analyze the impact of such divestiture on the Company. Each of the Company, Mr. Ackerman and Mr. Fine retained independent legal counsel to assist them in such discussions. Following the completion of the analysis, serious negotiations commenced as between the Company's independent board members' representative, Norman Maxwell and Alan Fine and his advisors. Letters of Intent were executed in December 2001 and such letters formed the basis of the various agreements, which were executed in May 2002.

     Management considered the possibility of putting RWF on the public auction block but due to the specialized nature of the business that only companies already in the business (competitors) would be interested in RWF , management decided against this for the following reasons:

     o The wallcovering industry is extremely competitive; accordingly protecting the primary assets consisting largely of intellectual properties is inherently a risk-filled proposition. The Company's management was extremely concerned that a "public" sale of RWF would simply lead to competitors engaging in the due diligence process for no purpose other than to glean confidential information as to graphic patterns, future plans, employees, etc. Furthermore, the Company felt that any steps to protect against risks (such as non-disclosure agreements) would, in all practical terms, provide little security.

     o The Company was also of the view that public disclosure of the proposed sale would lead to key employees becoming unnecessarily concerned and possibly leaving the Company's subsidiaries to find increased security elsewhere and in particular, with competitors of both OPW and RWF.

     o The Company was well aware of RWF's poor financial performance in recent years and was of the view that its public sale would fetch a modest price. The price, which is being paid by Alan Fine, is essentially the best price the Company could reasonably secure in that if an arm's length buyer were to acquire RWF, the Company would in all instances be saddled with a substantial severance obligation owed to Mr. Fine. In the subject transactions, the settlement of such obligation forms a substantial part of the purchase price.

     Following the receipt of the independent valuation, the Company's independent board representative and counsel, Messrs. Fine and Ackerman and their respective independent legal counsel participated in the negotiations leading up to the execution of the definitive agreements.

     The terms of the various agreements were negotiated between Mr. Maxwell (acting for the Company) and Alan Fine on his own behalf. The terms were negotiated only upon the completion of the independent valuation.

     In addition to the considerations outlined above, the independent directors took the following factors into their deliberations:

     o All parties were in agreement that any transaction, which was to be concluded, would have to lead to the separation of one of Mr. Ackerman or Mr. Fine from the Company.

     o Given the comparative financial performance as between RWF and OPW over the past several years, it was preferable to have RDP divest itself of RWF as opposed to OPW.

     o The majority of the independent directors were of the view that the short and long term prospects of OPW were better than those of RWF.

     o The historical evolution of RWF and OPW was such that each of such companies was operated on a day-to-day basis by Mr. Fine and Mr. Ackerman, respectively, and that a sale of RWF which did not include Mr. Fine's separation from the Company, would have left him without any meaningful responsibilities in the Company which is already operated with a lean complement of human resources in addition to the very substantial severance package that would have to be ultimately paid.

     The Board of Directors believes the sale of the Subsidiary to Mr. Fine will permit the Company to better focus on Ontario, the division which the Board believes has the best prospects for growth and profitability in the future. Although the businesses of Ontario and the Subsidiary are interrelated, the opportunity to specialize in the business lines conducted by Ontario will sharpen the focus of management, permitting them to more effectively leverage the strengths of the retail and mass distribution markets. Ontario has already hired Malcolm Cooper and Shannon Jackman, internationally known designers, to develop lines for the world market. Malcolm Cooper has been a member of CMG (Color Marketing Group) since 1984 and has also served on the Board of Directors of CMG. Shannon Jackman has been a member of CMG since 1993. CMG is the premier international association for color and design professionals located in Alexandria, Virginia. Both Malcolm and Shannon are highly respected by their peers and fellow CMG members. Ontario has launched in 2002 five additional collections and plans to launch four additional collections in 2003, which could result in substantial additional sales.

Valuation

     In January, 2002, the Company engaged Klein Valuation Services, Inc. ("Klein") to determine the fair value of RWF. Klein, a Toronto, Ontario company, regularly engages provides independent business valuations and consultation services for small to mid-sized companies. Since its inception in 1992, Klein has provided valuations for more than 70 businesses. Klein has no affiliation or association with the Company or any of its officers or directors. Klein was chosen by the Company for its expertise in valuing companies of a size similar to RWF. For its services, Klein was paid a fee of $8,000 Cdn ($5,165 U.S.).

     The Board of Directors of the Company instructed Klein to determine the fair value of RWF, using the most appropriate and accurate method. Klein was provided extensive information about the Company, RWF and their businesses and operations and financial information. Klein considered the two generally accepted approaches to value, the going-concern approach and the liquidation approach. Klein did not consider a liquidation approach to be applicable in this matter because it only provides an indication of value where the company's value is related to the disposition of its assets. The going concern approach is based on the premise that the value of the company is based on its ability to generate future income. Under a going concern approach, various valuation techniques can be used such as capitalization of earnings, capitalization of cash flows and discounting of cash flows, each of which is appropriate in its own special circumstances. The capitalization of after tax earnings involves multiplying after tax normalized earnings from operations by a capitalization rate reflecting the risk associated with achieving those earnings compared to alternative investments readily available in the marketplace and adding back any redundant assets. The capitalization of cash flows technique is a short form discounted cash flow whereby an appropriate capitalization rate is applied to indicated after-tax discretionary cash flows from operations. The present value of future tax savings associated with available capital cost allowances and eligible capital amounts along with the net realizable value of redundant assets on hand are added to the capitalized amount to derive an overall value for the business. Capitalization of after tax earnings was not appropriate in this situation as there were significant differences between operating cash flow and earnings due to the existence of significant non-cash expenses and significant annual capital requirements. Operating cashflow was therefore more representative of the Company's annual performance than earnings and therefore a better standard upon which to determine intrinsic value. The discounting of cash flows involves estimating future net discretionary cash flow on a year-by-year basis and discounting the cash flow estimates to present value using an appropriate rate of return. This technique is useful where cash flows are not expected to be consistent and stable from year to year such that a yearly analysis becomes more accurate. It attempts to specifically quantify the future prospects over the discount period through a forecast of prospective operating results, with the discount rate reflecting the risk of achieving the forecasted results. Discounted cash flow is traditionally used in companies where there is little history or there is going to be dramatic growth in the future. Neither were the case with this Company.

     The capitalization of cash flow approach is a more appropriate approach for the wall coverings and decorative fabrics industry and was used here because depreciation expense deducted from earnings does not approximate the sustaining capital reinvestment, which is more accurately deducted under a cash flow approach. This is to say that on an ongoing annual basis the Company uses more cash for capital purposes than would be booked as a depreciation expense. The capitalization of cash flows approach capitalizes maintainable after-tax cash flows at a rate of return reflecting the appropriate level of risk related thereto. As detailed in the report, maintainable after-tax cash flow was between $290,000 and $330,000. The capitalization rate utilized was between 25% and 33%, which translates to a cashflow multiple of between 3 times and 4 times. Based on the foregoing, Klein determined the fair value of RWF to be between $1,224,000
(Cdn) and $1,394,000 (Cdn.).

Risks

     The sale of the Subsidiary to Mr. Fine will reduce the product lines and lines of business conducted by the Company. This decrease in diversification of the Company's business could serve to magnify any downturns in the remaining business lines. In addition, the Company's ability to adjust to changes in consumer demand or economic shifts could be materially impacted. Based on the year ended December 31, 2001, the Company's revenues would have decreased to $10,226,630 from $17,781,760 as a result of the sale of the Subsidiary. Net losses for the period would have decreased to $829,865 from $889,464 which excludes a one time loss of $1,210,341 on the sale of Rosedale Wallcoverings & Fabrics Inc. The decrease in the size of the Company may also limit other opportunities otherwise available. Finally, although the Company received an independent evaluation of the value of the Subsidiary, there can be no assurance that the value may not be higher to other purchasers. The Company did not seek bids from any purchaser other than Mr. Fine.

Right to Dissent

     The Company is subject to the provisions of the Business Corporations Act (Ontario) ("OBCA"). Stockholders will have the right to dissent under section 185 of the OBCA if they are opposed to the sale of all of the issued and outstanding shares of Rosedale Wallcoverings & Fabrics Inc. to Alan Fine (the "Sale"). A copy of section 185 of the OBCA is annexed hereto as Exhibit B to which reference is made hereby. It is recommended that shareholders who wish to pursue their rights of dissent consult with their own legal advisors with respect to the procedures to be followed.

     Stockholders are entitled to dissent to the proposed Sale in accordance with the provisions of section 185 of the OBCA and to be paid the fair value of such shares if the Sale becomes effective.

     A stockholder may dissent only with respect to all of the shares of the Company held by such stockholder on behalf of any one beneficial owner and registered in the stockholder's name. A stockholder is not entitled to dissent with respect to shares of the Company if the stockholder votes any of such shares in favor of the Sale special resolution.

     In order for a stockholder to avail himself of the dissent rights set forth in section 185 of the OBCA, a stockholder must carefully comply therewith. A summary of such provisions follow but each stockholder is strongly recommended to review Exhibit B, which contains the exact text of such provision.

     A dissenting stockholder must:

     a. Send to the Company at 731 Millway Avenue, Concord, Ontario, Canada L4K 3S8 (Attention: Norman G. Maxwell, Secretary)before the meeting or deliver to the Company at the meeting, a written objection to the Sale (the execution or exercise of a proxy does not constitute a written objection thereto);

     b. Within 20 days after receipt from the Company that the special resolution authorizing the Sale (the "Sale Resolution") has been approved or, if the stockholder does not receive such notice within 20 days after learning that the Sale Resolution has been approved, send to the Company a written notice containing:

          i. The stockholder's name and address;

          ii. The number of the Company's common shares in respect of which the stockholder dissents; and

          iii. A demand for payment of the fair value of such shares; and

     c. Within 30 days thereafter, send to the Company the certificates representing such shares. A dissenting stockholder, on sending the notice containing the demand for payment, ceases to have any other rights as a holder of such shares except where the dissenting stockholder withdraws such notice before the Company makes an offer to pay for such shares, or the Company fails to make such an offer and the dissenting stockholder withdraws the notice, or the directors revoke the Sale Resolution, in which case, the dissenting stockholder's rights are reinstated as the day on which the notice was sent demanding payment.

     The Company must, within 10 days after the Sale Resolution is approved, send to each holder of the Company's shares, who have filed the written objection referred to above, notice that the Sale Resolution has been approved. The Company must also send an offer to the dissenting stockholder to pay for the his/its shares in an amount considered by the directors of the Company to be the fair value thereof not more than 7 days after the later of the effective date or the date of receipt of the dissenting stockholder's demand for payment. If such offer is accepted, payment must be made within 10 days after acceptance. Any such offer lapses if not accepted within 30 days after it is made. If the Company fails to make such an offer, or if the dissenting stockholder fails to accept the offer, the Company may, within 50 days after the effective date, or such further period as the court may allow, apply to the court to fix a fair value for the shares of the dissenting stockholder. If the Company fails to make such application, the dissenting stockholder may make a similar applications within a further period of 20 days or such further period as the court may allow.

     A stockholder who complies strictly with each of the steps required to dissent effectively is entitled to be paid the fair value of the common shares of the Company in respect of which he/it dissents, determined as of the close of business on the day prior to the Sale Resolution is approved by the stockholders of the Company.

     The foregoing is a summary only of the principal provisions of section 185 of the OBCA referred to above; the full text of which is set forth as Exhibit B to this proxy statement. Any stockholder desiring to exercise the right to dissent should seek legal advice since failure to strictly comply with such legislation may prejudice the rights of such stockholder.

Votes Required

     Approval of the Sale of Rosedale Wallcoverings & Fabrics Inc. by the Company to Alan Fine will require affirmation by not less than two thirds of the votes cast by holders of the Company's shares (including any shares held by Mr. Fine and his affiliates and associates). Notwithstanding securing the requisite approval, the directors of the Company may unilaterally terminate the Sale prior to it becoming effective.

     The Company's Board of Directors has carefully considered the foregoing factors and believes that the transaction is in the best interest of the Company's stockholders. The Board believes that the purchase price is fair and reasonable under the circumstances and in the current economic climate.

     For further information, see the pro forma financial information attached hereto as Exhibit C.

Adoption of Special Resolution

     In addition to generally approving the Sale of the Subsidiary as set forth above, the stockholders are being asked to approve the following resolutions:

Be it resolved as a special resolution that:

     1. The entering into of a Share Purchase Agreement between the Company and Alan Fine dated May 14, 2002 ("SPA") relating to the sale by the Company to Alan Fine of all of the issued and outstanding shares in the capital of Rosedale Wallcoverings & Fabrics Inc., a copy of which is appended hereto, and all transactions, proceedings and actions to be completed thereunder are hereby approved, ratified and adopted;

     2. Any director or officer of the Company be and s/he is hereby authorized and directed to execute on behalf of the Company any document required to be delivered pursuant to the SPA; and

     3. The board of directors is hereby authorized to terminate the sale transactions contemplated under the SPA if, in its discretion, it concludes that it is in the best interests of the Company to do so.

                          RECOMMENDATION OF THE BOARD:

   THE BOARD RECOMMENDS A VOTE FOR APPROVAL OF SALE OF ROSEDALE WALLCOVERINGS
    AND FABRICS INC. TO ALAN FINE, THE COMPANY'S CHIEF EXECUTIVE OFFICER AND
                             CHAIRMAN OF THE BOARD.



                                 PROPOSAL NO. 3

               RATIFICATION OF APPOINTMENT OF INDEPENDENT AUDITORS

     Schwartz Levitsky Feldman, Chartered Accountants, has served as the operating subsidiaries independent auditors since 1994 and the Company's independent auditors since its inception in 1997 and has been appointed by the Board to continue as the Company's independent auditors for the fiscal year ending December 31, 2002. In the event that ratification of this selection of auditors is not approved by a majority of the shares of Common Stock voting at the Annual Meeting in person or by proxy, the Board will reconsider its selection of auditors. Schwartz Levitsky Feldman has no interest, financial or otherwise, in the Company.

         Audit and Related Fees

     Audit Fees. The aggregate fees billed by Schwartz Levitsky Feldman for professional services rendered for the audit of the Company's annual financial statements for the year ended December 31, 2001 and for the reviews of the financial statements included in the Company's Quarterly Reports on Form 10-QSB during that fiscal year were $95,000(Can$) ($61,334 U.S.).

     Financial Information Systems Design and Implementation Fees. The Company did not engage Schwartz Levitsky Feldman to provide professional services to the Company regarding financial information systems design and implementation during the fiscal year ended December 31, 2001.

     All Other Fees. The aggregate fees billed by Schwartz Levitsky Feldman for services rendered to the Company, other than the services covered in "Audit Fees" for the fiscal year ended December 31, 2001 were $18,725(Can$)($12,089 U.S.) which fees primarily relate to consulting matters.

     Representatives from the accounting firm of Schwartz Levitsky Feldman will be present at the Meeting will be afforded the opportunity to make a statement if they desire to do so and will be available to respond to appropriate questions.

                          RECOMMENDATION OF THE BOARD:

   THE BOARD RECOMMENDS A VOTE FOR RATIFICATION OF THE APPOINTMENT OF SCHWARTZ LEVITSKY FELDMAN AS THE COMPANY'S INDEPENDENT AUDITORS FOR THE FISCAL YEAR
                            ENDING DECEMBER 31, 2002.

     The proxy holders intend to vote the shares represented by proxies to ratify the appointment of Schwartz Levitsky Feldman as the Company's independent auditors for the fiscal year ending December 31, 2002, except to the extent authority to vote for such approval is withheld.


      DEADLINE FOR RECEIPT OF STOCKHOLDER PROPOSALS FOR 2002 ANNUAL MEETING

     Proposals of stockholders intended to be presented at next year's Annual Meeting of Stockholders must be received by Norman Maxwell at Rosedale Decorative Products Ltd., 731 Millway Avenue, Concord, Ontario, Canada L4K 3S8, no later than April 1, 2003.

              AVAILABILITY OF CERTAIN DOCUMENTS REFERRED TO HEREIN

     Enclosed with this proxy statement, please also find the Company's Annual Report on Form 10-KSB for the year ended December 31, 2001, as amended, and the Company's quarterly report on Form 10-QSB for the quarter ended September 30, 2002, as amended. This proxy statement refers to certain documents of the Company that are not presented herein or delivered herewith. Such documents are available to any person, including any beneficial owner, to whom this proxy statement is delivered, upon oral or written request, without charge, directed to Norman Maxwell, Rosedale Decorative Products Ltd., 731 Millway Avenue, Concord, Ontario, Canada l4K 3S8, telephone number (905) 669-8909. In order to ensure timely delivery of the documents, such requests should be made by February 10, 2003.

                                  OTHER MATTERS

     The Board of Directors knows of no other business that will be presented to the Annual and Special Meeting. If any other business is properly brought before the Annual and Special Meeting, proxies in the enclosed form will be voted in respect thereof as the proxy holders deem advisable.

     It is important that the proxies be returned promptly and that your shares be represented. Stockholders are urged to mark, date, execute and promptly return the accompanying proxy card in the enclosed envelope.

     The undersigned hereby certifies that the contents of, and the sending of, this Proxy Statement has been approved by the directors of the Company. The foregoing contains no untrue statement of material fact and does not omit to state a material fact that is required to be stated or that is necessary to make a statement not misleading in the light of the circumstances in which it is made.

                                             By Order of the Board of Directors,

                                                             /s/ Sidney Ackerman

                                                                 Sidney Ackerman
                                                                       President


Concord, Ontario
Canada
January 29, 2003

PROXY                                                                      PROXY


                        ROSEDALE DECORATIVE PRODUCTS LTD.

        PROXY FOR ANNUAL AND SPECIAL MEETING TO BE HELD ON March 14,2003
           THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

     The undersigned hereby appoints Alan Fine and Sidney Ackerman, or either of them, as proxies, each with the power to appoint his substitute, to represent and to vote all the shares of common stock of Rosedale Decorative Products Ltd. (the "Company"), which the undersigned would be entitled to vote, at the Company's Annual and Special Meeting of Stockholders to be held on March 14, 2003 and at any adjournments thereof, subject to the directions indicated on the reverse side hereof.

     In their discretion, the Proxies are authorized to vote upon any other matter that may properly come before the meeting or any adjournments thereof.

     THIS PROXY WILL BE VOTED IN ACCORDANCE WITH THE SPECIFICATIONS MADE, BUT IF NO CHOICES ARE INDICATED, THIS PROXY WILL BE VOTED FOR THE ELECTION OF ALL NOMINEES AND FOR THE PROPOSALS LISTED ON THE REVERSE SIDE.

IMPORTANT--This Proxy must be signed and dated below.

                               THIS IS YOUR PROXY
                             YOUR VOTE IS IMPORTANT!

Dear Stockholder:

     We cordially invite you to attend the Annual and Special Meeting of Stockholders of Rosedale Decorative Products Ltd. to be held at the Holiday Inn Yorkdale, 3450 Dufferin Street, Toronto, Ontario, Canada M6A 2V1 on Friday, March 14, 2003 at 11:00 a.m. (local time).

     Please read the proxy statement which describes the proposals and presents other important information, and complete, sign and return your proxy promptly in the enclosed envelope.

        THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR PROPOSALS 1, 2 AND 3


1.  ELECTION OF DIRECTORS --                        For                Withhold
    Nominees:
         Alan Fine                                   [_]                   [_]
         Sidney Ackerman                             [_]                   [_]
         Norman G. Maxwell                           [_]                   [_]
         Ken Page                                    [_]                   [_]
         Janet Hendry                                [_]                   [_]

                                                     For         Against       Abstain
2.  Proposal to approve the sale of                   [_]            [_]         [_]
    Rosedale Wallcoverings & Fabrics Inc.
    to Alan Fine, the Company's Chief Executive
    Officer and Chairman of the Board
                                                      For         Against       Abstain
3.  Proposal to ratify Schwartz Levitsky              [_]            [_]         [_]
     Feldman as independent auditors.

If you plan to attend the Annual Meeting please mark this box    [_]

Dated: ______________________, 2003

Signature ______________________________________________________________________

Name (printed) _________________________________________________________________

Title __________________________________________________________________________
Important: Please sign exactly as name appears on this proxy. When signing as attorney, executor, trustee, guardian, corporate officer, etc., please indicate full title.

--------------------------------------------------------------------------------
                              FOLD AND DETACH HERE

                     ROSEDALE WALLCOVERINGS AND FABRICS INC.

                      FAIR MARKET VALUE AT JANUARY 1, 2002




                                    Exhibit A
                     ROSEDALE WALLCOVERINGS AND FABRICS INC.
                      FAIR MARKET VALUE AT JANUARY 1, 2002

TABLE OF CONTENTS




INTRODUCTION                                                                                                     1

INDEPENDENCE                                                                                                     2



CONCLUSION                                                                                                       2

DEFINITIONS                                                                                                      3

SCOPE OF ANALYSIS                                                                                                4

ASSUMPTIONS                                                                                                      5

BACKGROUND                                                                                                       6
The Company                                                                                                      6

         Business Strategy                                                                                       8
         Marketing Overview                                                                                     21
         Management                                                                                             22
         Operations and Technology                                                                              23
         Financial Analysis/Review of Projections                                                               24
         The Industry                                                                                           24
         The Economy                                                                                            28

COMPETITION                                                                                                     30


BASIS OF VALUATION - VALUATION APPROACH AND TECHNIQUES                                                          37

Going Concern Approach                                                                                          37

Capitalization of Cash Flow                                                                                     38

Conclusion                                                                                                      40


MANAGEMENT REPRESENTATIONS                                                                                      41

RESTRICTIONS                                                                                                    42

SCHEDULES

RESUME

February 28, 2002

Private & Confidential

ROSEDALE DECORATIVE PRODUCTS LTD.
731 Millway Ave.
Concord, Ontario
L4K 3S8


Attention Mr. N. G. Maxwell


     Re: Valuation of Rosedale Wallcoverings And Fabrics Inc. ("Rosedale" or the
         "Company")



INTRODUCTION

In accordance with your request, I have prepared the accompanying report and schedules setting out our opinion of the en bloc fair market value of all the issued and outstanding shares of Rosedale Wallcoverings And Fabrics Inc. ("Rosedale" or the "Company") as at January 1, 2002 (the "Valuation Date"). We understand that the purpose of this report is to assist you in effecting a transaction between Rosedale Decorative Products Ltd. and Alan Fine, President of Rosedale Wallcoverings and Fabrics Inc. This valuation report may not be circulated for any other purpose than that indicated, without the writer's prior written consent.


INDEPENDENCE

The reported analyses, opinions and conclusions are limited only by the indicated key assumptions and restrictions and are Klein Valuation Services Inc.'s ("Klein Valuation") personal, professional analyses, opinions and conclusions.

Klein Valuation has no direct or indirect, present or prospective interest in Rosedale. Klein Valuation has no personal interest in the parties involved, and has received no instructions and was subject to no limitations imposed by any party. Klein Valuation's compensation is not contingent on any action or event resulting from analyses, opinions or conclusions in, or the use of, this valuation report.

Klein Valuation's conclusions were developed, and this valuation report has been prepared, in conformity with the Standards of the Canadian Institute of Chartered Business Valuators.


CONCLUSION

Subject to the assumptions, restrictions and the scope of our work as set out herein, in our opinion, the fair market value of all the issued and outstanding shares of Rosedale Wallcoverings and Fabrics Inc. at January 1, 2002 was between $1,224,000 and $1,394,000.

Should you have any comments or questions with respect to the above, please do not hesitate to contact me.

Yours very truly,


Eric R. Klein, CA, CBV

Klein Valuation Services Inc.

DEFINITIONS


     Fair market value is defined as the highest price available in an open and unrestricted market between informed, prudent parties acting at arm's length and under no compulsion to act, expressed in terms of money or money's worth.

Goodwill is defined in accounting terminology as an intangible asset of a business when the business has value in excess of its net identifiable assets. Simply put, goodwill is the difference between the fair market value of a business and its adjusted book value.

Adjusted book value is defined as the equity that results when intangible assets are removed from an unadjusted balance sheet and all other assets and liabilities are restated to fair market value.

Redundant assets are assets not required in the operations of a business in order to achieve its current level of profitability and, therefore, these assets are considered to be in excess of the value of the operating assets of the business.

SCOPE OF ANALYSIS


In preparing this report, Klein Valuation has reviewed and relied, in part, upon the following:

     1. The audited financial statements of the Company for the years ended December 31, 1999 through December 31, 2001;

     2. The unaudited financial statements of the Company for the years ended December 31, 1997 and December 31, 1998;

     3. Annual report of Rosedale Decorative Products Ltd. for the year ended December 31, 2000.

     4. Federal and Ontario corporate income tax returns of the Company for the year ended December 31, 2000;

     5. Schedules of shareholder loans, management salaries, estimated capital expenditures, sales to 10 largest customers and significant fixed assets prepared by management;

     6. Signed letter of intent to purchase 100% of the shares of the Company, dated December 17, 2001;

     7. Cash flow projections for the year ending December 31, 2002, prepared by management;

     8. Organization chart;

     9. Articles of Incorporation, Desart Wallcoverings Inc., dated April 7,
1981;

     10. Articles of Amendment, Desart Wallcoverings Inc., dated August 16, 1988, changing name to Rosedale Wallcoverings Inc.;

     11. Articles of Amendment, Rosedale Wallcoverings Inc., dated November 8, 1993, decreasing the number of directors;

     12. Articles of Amendment, Rosedale Wallcoverings Inc., dated February 6, 1995, changing name to Rosedale Wallcoverings & Fabrics Inc.;

     13. Articles of Amendment, Rosedale Wallcoverings & Fabrics Inc., dated January 1, 2000, amalgamating the Company with its parent, 521305 Ontario Inc;

     14. Independent research on the industry and competitors; and

     15. Discussions with and information provided by: - Alan Fine, President, Rosedale Wallcoverings & Fabrics Inc.; and - Norm Maxwell, Chief Financial Officer of Rosedale Decorative Products Ltd. and Vice President Finance, Ontario Paint and Wallpaper.

ASSUMPTIONS

     Fair market value has been determined based on a notional marketplace. The actual price at which a sale of the Company could take place in the open market may be higher or lower than a notional value, and only when a business interest is exposed for sale can the price be quantified with any degree of certainty.

The valuation applies only to the date indicated. If the Company were to be valued at a date other than that indicated, a different conclusion as to fair market value could be reached.

No special purchasers, other than Alan Fine, have been identified in the marketplace, being those purchasers who, for their own particular economic reasons, would be prepared to pay a higher price for all the shares of the Company than would otherwise be available in the marketplace.

The Company has no significant or undisclosed liabilities, contingent liabilities, contractual obligations, substantial commitments or litigation pending or threatened at the valuation date or at present, other than those previously disclosed, and that would be expected to arise in the ordinary course of business.

Klein Valuation has made many assumptions with respect to the industry, business and economy and other matters in preparing this valuation. Although believed to be appropriate in the circumstances, because of the inherent nature of these assumptions some or all of them may prove to differ from those actually experienced by Rosedale in the future.

This valuation report assumes that should a transaction be effected, the Company will operate as a private entity in the future.

Unless otherwise specified, all figures are in Canadian dollars. BACKGROUND

The Company

Rosedale is a fully owned subsidiary of Rosedale Decorative Products Ltd., a public company whose shares are traded on the Over the Counter Bulletin Board, most recently at $.32 per share. Rosedale Decorative Products Ltd. also owns 100% of Ontario Paint & Wallpaper which is one of Rosedale's major customers.

Ontario Paint & Wallpaper was founded by the Ackerman family in 1913 and incorporated in 1971. In 1973, Sid Ackerman and Alan Fine joined the company and started a wholesale division, Ontario Wall Coverings and by 1977 they had purchased the company from Sid's father. In 1982, Alan Fine founded Rosedale Inc. and in 1998 they went public. Rosedale currently has two major product lines - wallpaper (approximately 75% of the business) and decorative fabrics for drapery and bedding (approximately 25% of the business). Approximately 700 new designs are created annually and sold mainly in the United States (approximately 80% of wallpaper sales and 95% of fabric sales) and Canada.


Business Strategy

     Rosedale's strategy is to increase market share by being more creative than its competitors in the areas of color and design. To that end, the Company has a considerable investment in its design studio. Deborah Edwards, the Vice President Design, has been with Rosedale for over 15 years and has developed the design studio to its current, state of the art, level.

     In order to maintain the ability to analyze trends and determine market demand, market research is a top priority for the Company. Therefore, attendance at trade shows, visiting customers and their customers, and maintaining membership in a marketing group are important market research strategies.

     Through sales representatives, trade shows and wallpaper books, Rosedale plans to increase sales and earnings of its creative designs by actively pursuing growth through existing core business customers and by developing new customers in both Canada and the US.

Marketing Overview


     Rosedale uses various strategies to market its wallpaper and decorative fabrics. For the wallpaper line, the Company has a sales representative in Virginia who calls on distributors. The wallpaper is marketed under two trademark names - Cambridge Studios and Rosedale Wall Coverings. Each line has different designs and is sold to different distributors in order to give the distributors exclusive rights. In addition, sales are made directly to a few major chains.

For the fabric line, marketed under the name "Kingsway", Rosedale has 10 commission sales representatives in the US who sell directly to retail stores. They report to the Canadian sales representative, Cathy Shearson, Vice President Kingsway Fabrics.

In addition, Rosedale maintains its market presence by attending trade shows and leasing a showroom in North Carolina. Its key sales tool is its wallpaper books from which it derives both customers for its products and incidental sales from the books themselves.


Management


Alan Fine, President

Mr. Fine has been with the Company and its predecessors since 1973. The vice presidents of design and fabrics report to him as well as do the CFO, the export manager, and the US sales manager. In addition, he oversees sample book production.

Other Senior Management

The other members of the senior management team have been with the Company for 10 to 21 years, except for the Vice President Kingsway Fabrics who has been there for 3 years, nearly since the inception of the product line.


Operations and Technology

Rosedale uses a sophisticated computer system for its design work. Designs are etched onto print cylinders at various engraving houses and are then used to print wallpapers and fabrics on web presses. While Rosedale owns the intellectual property on the cylinders, manufacturing of designs is out-sourced to mills throughout the world that own the cylinders themselves.

Financial Analysis


Rosedale, as the subsidiary of a public company, has been in operation since 1998, but its predecessor businesses have been in existence since 1913. The company has been increasingly profitable but revenues and profits have fluctuated with the economy. For the year ended December 31, 2001, revenues have grown to almost $12,400,000. The Company's balance sheet as at December 31, 2001 is presented in Schedule 4 and a history of financial operations is presented in
Schedule 5. Selected financial ratios are presented in Schedule 7.


The Industry


Wallpaper and fabrics are part of the household goods industry, which is extremely competitive in both the number of competitors and the prices, which they charge. The ability to analyze and predict trends in design and color is a key industry success factor. While the industry is affected by fluctuations in the economy, customers are always looking to make changes to their decor to keep up with fashion trends. Although the market for the wallpaper industry has declined steeply as a whole over the last 10 years, it is poised for a rebound, particularly as the economy is turning around and some rationalization has taken place during the downturn.


Being capital intensive, the industry is difficult to penetrate for start up operations, especially if they do not have excellent designers.




The North American Economy


Most of the world's major economies are following the US lead, with the economic climate deteriorating substantially in both Canada and Mexico. Industrial production has been declining steadily in the US, down 6% over the past year, and is weakening in all G7 countries. The downstroke in American industrial output should end over the winter, with the US leading world activity into a recovery phase. However, the pace of revival will initially be tempered by lethargy in the service sector. Overall, growth in 2002 is likely to be back-end loaded, with a more durable and balanced global expansion not fully emerging until 2003. The sharp drop in foreign trade and investment that has accompanied the US setback has been an increasing drag on business conditions around the globe. World trade flows decelerated sharply in 2001 and have actually declined on a year-over-year basis in most industrial nations. Severe profit compression and rising excess capacity have also undercut business confidence and triggered widespread cutbacks in capital spending plans and job creation.

These powerful global forces will be slow to reverse. The inability to pass on price increases points to a lengthy convalescence for profitability and investments. The lingering effects of industry consolidation and downsizing will probably keep business capital spending - which helped to ignite the US expansion in the 1990's - in the slow lane until 2003. As in the US, the consumer has provided an important cushion from deteriorating industrial conditions. This has been particularly evident in Canada and the UK. Low interest rates, heavy price discounting and the sharp drop in energy costs have cushioned purchasing power and provided an incentive to keep spending.

Nevertheless, with employment growth grinding to a halt, unemployment rates have begun to edge off their lows in Europe and have risen significantly in the US and Canada. Heightened job uncertainty and softening income growth are bound to dampen household spending in these countries over the winter. Barring a major setback in the war on terrorism, consumer confidence should begin to rebound in the spring as layoffs recede and labour market conditions brighten. However, with little pent-up demand for motor vehicles and other "big-ticket" items, heavily indebted households may focus on balance sheet repair before embarking on another big shopping spree. Even with a moderate revival, consumer spending will help lead the global economy onto a stronger growth trajectory in the second half of 2002.

In recent years, the powerful deflationary forces associated with globalization, technology change and industrial restructuring -with its emphasis on reducing costs - have been offset by buoyant economic conditions. However, the global slump has now aligned cyclical and secular forces in favour of very low inflation. Lingering softness in commodities and excess capacity in product and labour markets should keep inflation below 2% in most industrial nations in 2002 and comfortably within central bank tolerance bounds into 2003. In fact, at trend to even lower inflation would be evident without the persistence of price pressures in the health care, housing, education and security/defense sectors.

Government policies throughout the G7 will retain a pro-growth bias. With minimal inflation, monetary policy settings will also remain geared to rekindling growth through 2002. However, after decreasing interest rates to a low of 1.75%, the lowest level in a generation, the Federal Reserve may only be 25 basis points away from the end of its easing cycle. Europe, and to a lesser extent Canada, are playing catch up and may cut rates another half percentage point over the winter before they finish easing.

Bond markets have become increasingly nervous about the longer-term inflationary potential of recent heavy weight monetary and fiscal stimulus. The late year revival in equities, the surprising resilience of the US housing market and perennial fears of a big dollar correction have added to the bearishness. Persistent economic weakness is expected to reverse part of the run-up in yields over the winter, particularly if disappointing profit news causes a temporary setback in equity markets. However, gathering signs of an economic revival in the spring are bound to put upward pressure on yields even if inflation remains historically low.

While the US dollar is a wild card in the outlook, there is a good chance that it will stay stronger, longer. Despite domestic security concerns, the American currency retains a substantial liquidity and safe-haven premium in a highly uncertain international environment. The performance of US markets generally has been favourable relative to offshore alternatives, particularly when expressed in common currency terms. With the US economy first into the economic slump, and generally expected to be first out as well, global investors may want to reposition assets to take advantage of this revival. Moreover, investors have long memories - those who bet on other currencies against the US dollar have frequently lost money over the past decade.

The Canadian dollar is vulnerable to soft commodity prices, a reduction in its trade surplus and deterioration in its fiscal prospects, particularly given its second-tier status on international exchange markets.

Both in North America and abroad, low interest rates and a big dose of fiscal stimulus are not sufficient to kick-start the recovery. A revival in consumer and business confidence is required to provide the traction for higher spending and investment. While confidence should begin to return - first for consumers, then for businesses - in the second half of the year, North American growth in 2003 will probably fall short of the stellar performance at the turn of this decade. September 11th and subsequent events have added a deep layer of uncertainty and caution to the global environment, boosting safety and security costs and probably dampening productivity gains. It will also take time to absorb excess capacity in product and labour markets and repair the damage inflicted by the deep and protracted compression of business earnings. The net result - the upstroke of this elongated U-shaped setback is likely to be more gradual that the initial drop.

The slump in corporate profitability has yet to let up, with rising security, insurance and health costs bumping up against aggressive price discounting. In the United States, additional cost-cutting and investment deferrals are still in the works. Mounting job layoffs and a sharply slower pace of income gains point to a pullback in the strong pace of consumer expenditures that has aggravated already strained household balance sheets. These developments will likely extend the US slowdown through the first half of 2002. However, the shift from inventory liquidation to restocking should give a boost to US production by mid-year. Accelerated government spending bolstered by the ramping up of military and security expenditures, will also help to reinvigorate growth. High tech eventually will become high growth again, though that will probably be a story for 2003 when business investment gets rolling.

The Canadian economy initially held up better than the US, reflecting strong business investment, particularly in the energy sector. Yet, the plunge in exports, exacerbated by the decline in commodity prices, has pushed Canada into recession. Shipments of manufactured goods have slumped to their lowest level in almost two years. This retrenchment will likely continue, with new and unfilled orders running well below year-ago levels, finished product inventories staying persistently high and capital spending plans being slashed alongside the turndown in capacity utilization. As office vacancy rates edge higher, commercial projects will be increasingly deferred.

     Canadian consumers have become more cautious spenders, with overall purchases registering little growth since early 2001. Household expenditures are likely to remain on the softer side into the spring, with the unrelenting squeeze on earning forcing businesses to reduce full-time employment. Residential construction and renovation have been largely immune from the spreading economic weakness, with historically low mortgage rates, tight rental markets and low inventories of completed but unoccupied units supporting activity. While this sector enters 2002 with considerable momentum, rising unemployment and weaker income growth will likely moderate housing demand by mid-year. Improving economic prospects for Canada hinge on a rebound in American industrial activity, a development that should resuscitate southbound exports and commodity prices. A revival in trade flows also requires relatively unfettered border access to the large US market. Ottawa's December budget authorized various new security measures to help expedite cross-border trade and travel, though it will take time to implement, as well as harmonize, the new bilateral initiatives.

   (Global Economic Research, Scotiabank Group, "Global Outlook - January 2002")

COMPETITION

The household goods industry, of which wallpaper and decor fabrics are a part, is vast and includes many large and small companies. Although we were unable to obtain information on private company competitors, based on information from the Sedar database, we have identified the following public company competitor:

Norwall Group Inc.

Norwall (TSE - NGI.TO) is a leading independent Canadian manufacturer and distributor of residential wall coverings. It produces vinyl-coated wall coverings, which are sold either directly to retailers or through distributors in North America and overseas. Currently, 600 home centers, such as Lowe's, and 7,500 specialty stores handle Norwall's product, which sell at retail prices ranging from $10 to $22 per roll, primarily the low to mid market area.

Norwall owns all of the outstanding shares of its operating subsidiary, Patton Wallcoverings Inc. In 2000, Norwall manufactured approximately 52 million meters of wall coverings at its 200,000 square foot facility in Brampton, Ontario. Patton is the American distributor of products manufactured by Norwall, and Patton sells, in addition, wall coverings produced by other manufacturers.

Norwall shares most recently sold for $4.80 per share with a P/E ratio of
14.03 and we estimate its market capitalization at $30,320,000.

BASIS OF VALUATION - VALUATION APPROACH AND TECHNIQUES

There are two generally accepted approaches to value, the going-concern approach and the liquidation approach.

We do not consider a liquidation approach to be applicable in this matter because it only provides an indication of value where the Company's value is related to the disposition of its assets.

Going Concern Approach

The going concern approach is based on the premise that the value of the Company is based on its ability to generate future income. Under a going concern approach, various valuation techniques can be used such as capitalization of earnings, capitalization of cash flows and discounting of cash flows, each of which is appropriate in its own special circumstances.

The capitalization of after tax earnings involves multiplying after tax normalized earnings from operations by a capitalization rate reflecting the risk associated with achieving those earnings compared to alternative investments readily available in the marketplace and adding back any redundant assets. The capitalization of cash flows technique is a short form discounted cash flow whereby an appropriate capitalization rate is applied to indicated after-tax discretionary cash flows from operations. The present value of future tax savings associated with available capital cost allowances and eligible capital amounts along with the net realizable value of redundant assets on hand are added to the capitalized amount to derive an overall value for the business. The discounting of cash flows involves estimating future net discretionary cash flow on a year-by-year basis and discounting the cash flow estimates to present value using an appropriate rate of return. This technique is useful where cash flows are not expected to be consistent and stable from year to year such that a yearly analysis becomes more accurate. It attempts to specifically quantify the future prospects over the discount period through a forecast of prospective operating results, with the discount rate reflecting the risk of achieving the forecasted results.


The capitalization of cash flow approach is a more appropriate approach for the wall coverings and decorative fabrics industry because depreciation expense deducted from earnings does not approximate the sustaining capital reinvestment, which is more accurately deducted under a cash flow approach. The capitalization of cash flows approach capitalizes maintainable after-tax cash flows at a rate of return reflecting the appropriate level of risk related thereto.

Capitalization of Cash Flow


The capitalization of cash flow technique is premised on:

     1. A realization of redundant assets on hand at the beginning of the cash flow period. Based on an analysis of the Company's balance sheet and income statement, Rosedale does not appear to have any redundant assets.

     2. A determination of the indicated after-tax maintainable cash flow. In
Schedule 5 we have reproduced the Company's income statement for the years 1997 through 2001, and the incomes before income taxes are then used in Schedule 2 for the determination of indicated after-tax maintainable cash flow, which is equal to its cash flow normalized or adjusted to reflect non-recurring or non-business expenses on an after-tax basis. In arriving at maintainable cash flow, the following adjustments were then made:

     o Management salaries were adjusted to economic levels;

     o Amortization of goodwill and deferred charges and depreciation of capital assets were added back as they are items not requiring cash outflow;

     o Professional fees were adjusted to normal levels;

     o Non-recurring bin expenses and advertising and promotion related to the design studio were added back;

     o Interest on shareholder loans was imputed for 2001;

     o Interest on insurance policy loans was added back as the policies have been transferred to another company;

     o A non-recurring expense recovery was deducted reflecting the reallocation of design development expenses to deferred development costs;

     o A simple average weighting of 1999, 2000 and 2001 results to reflect the economic cycle. 1997 and 1998 were omitted as they did not include full years of operation for the decorative fabrics line;

     o Income taxes were deducted using private company rates of 19.62% for taxable income up to $200,000 subject to the small business deduction and 42.12% on income over $200,000; and

     o Sustaining capital reinvestment was estimated to be approximately $825,000 per year or approximately $546,000 after deducting the tax shield thereon;

     3. The application of a discount rate to indicated after-tax maintainable cash flow to determine a capitalized value. In the capitalization of cash flow calculations (Schedule 1), capitalization rates of 25% to 33% (multiples of 3.0 to 4.0, respectively) were used to reflect the risks attaching to the Company and its cash flow, and prevailing interest rates, economic factors and inflation rates. Specifically, in arriving at these rates, the following factors were considered:

         Positive Factors:

     o The length of time the Company has been in operations and its continued profitability and expected sustainable growth;

     o Strong and experienced management team, including their quality and their past experience in product development;

     o Low employee turnover;

     o Reputation in the industry;

     o Though only 4 years old, the decorative fabric line has become quickly established;

     o Extensive customer base with repeat business as fashions change;

     o Capital intensive nature of industry creates barrier to new competition;

     o Industry rationalization in the last 10 years has already squeezed out competitors;

     o Manufacturing is out-sourced therefore no investment in manufacturing equipment required;

     o Ability to hedge US dollars to avoid significant foreign exchange exposure;

     o State-of-the-art design software;

     o Ability to predict color and design and analyze trends;

     o Creativity and intuition regarding customer demand;

     o While demand for wallpaper has been in a steep decline over the last 10 years, the market is poised for recovery; and

     o Employees are non-unionized.


Negative Factors


     o Lack of depth of top management team;

     o Business is heavily tied to economic cycles;

     o Inventory obsolescence and the high cost of shelving unsold quantities due to need to purchase minimum quantities from the mills;

     o Industry is highly competitive with a strong emphasis on pricing;

     o Possible unfavorable outcome of issues with Canada Customs and Revenue Agency;

     o Seasonality of business with spring being the big season and summer the weakest; and

     o Wallpaper demand has been in a steep decline over the last 10 years.

Neutral Factors

     o Risk free rates of return on alternative investments (Schedule 8);

     o Economic conditions on or about the Valuation Date; and

     o Prevailing stock and money market conditions on or about the Valuation Date.


Adjusted Book Value


     Adjusted book value is based on the value of the Company with all tangible assets and liabilities adjusted to their fair market values. In Schedule 3, adjustments made include:

     o to adjust loans from affiliated and parent companies to their fair values;

     o Include a portion of future taxes as equity;

     o Include the estimated value of the tax loss carry forwards;

     o Writedown deferred product costs to their estimated realizeable value;

     o Allow for a portion of the contingent tax liability.

As detailed in Schedule 3, the adjusted book value of the Company is approximately $1,047,000, based on the assumption that the fair market values of the capital assets and financial instruments other than loans from the affiliated and parent companies, are approximated by their book values. We have further assumed all nonarms length loans to be true liabilities of the Company. As a result of this calculation, it can be determined that the maximum inherent goodwill of the Company is $347,000, also shown in Schedule 3.



CONCLUSION

Based on the attached schedules, the indicated en bloc fair market value of the Company's issued and outstanding shares is between $1,224,000 and $1,394,000 as at January 1, 2002. The indicated amount of goodwill is between approximately $177,000 and $347,000 as at January 1, 2002.

MANAGEMENT REPRESENTATIONS

Klein Valuation has received a letter of representation dated as of the date hereof, from the senior management of Rosedale Wallcoverings and Fabrics Inc. attesting to, among others, the accuracy and completeness of the information provided to Klein Valuation. They have attested that they are not aware of any facts not disclosed to Klein Valuation that would reasonably be expected to materially affect the valuation herein. Management of Rosedale have also represented to Klein Valuation that, since the date of delivery of any information by the Company, there has been no material change or material fact that has developed, relating to any of the information provided to Klein Valuation, by or on behalf of the Company, that has not been disclosed to Klein Valuation and which would reasonably be expected to have a material effect on the valuation.

RESTRICTIONS

This report is not intended for general circulation or publication nor is it to be reproduced or used for any purpose other than that outlined herein without our written permission in each specific instance. We do not assume any responsibility or liability for losses occasioned to you, the Company or any third parties as a result of the circulation, publication, reproduction or use of our report contrary to the provisions of this paragraph.

Klein Valuation has based its calculations on certain statements, estimates and financial projections concerning the anticipated future revenues and expenses of Rosedale and makes no representation as to the accuracy or completeness thereof. Such statements, estimates and financial projections reflect various assumptions made by management concerning anticipated results and planned courses of action. The actual results of operations will be different, and these differences may be material. The financial projections remain the responsibility of management.

Klein Valuation reserves the right, but will be under no obligation, to review all calculations included or referred to in this report and, if considered necessary, to revise this report in light of any information existing at the Valuation Date that becomes known to Klein Valuation after the date of this report.

Klein Valuation has relied upon and has not verified independently or audited any of the information, date, advice, opinions or representations provided herein or contained in any relevant document and offer no assurances with respect thereto.

The valuation conclusion reached herein is based, in part, on the ability of Rosedale to achieve the financial forecasts as set out in the projections.

                                   EXHIBIT "B"


             SECTION 185 OF THE BUSINESS CORPORATIONS ACT (ONTARIO)

     185. (1) Rights of dissenting shareholders. - Subject to subsection (3) and to section 186 and 248, if a corporation resolves to,

          (a) amend its articles under section 168 to add, remove or change restrictions on the issue, transfer or ownership of shares of a class or series of the shares of the corporation;

          (b) amend its articles under section 168 to add, remove or change any restriction upon the business or businesses that the corporation may carry on or upon the powers that the corporation may exercise;

          (c) amalgamate with another corporation under section 175 and 176;

          (d) be continued under the laws of another jurisdiction under section 181; or

          (e) sell, lease or exchange all or substantially all its property under subsection 184(3), a holder of shares of any class or series entitled to vote on the resolution may dissent.

     (2) Idem. - If a corporation resolves to amend its articles in a manner referred to in subsection 170(1), a holder of shares of any class or series entitled to vote on the amendment under section 168 or 170 may dissent, except in respect of an amendment referred to in,

          (a) clause 170(1)(a), (b) or (e) where the articles provide that the holders of shares of such class or series are not entitled to dissent; or

          (b) subsection 170(5) or (6).

     (3) Exception. - A shareholder of a corporation incorporated before the 29th day of July, 1983 is not entitled to dissent under this section in respect of an amendment of the articles of the corporation to the extent that the amendment,

          (a) amends the express terms of any provision of the articles of the corporation to conform to the terms of the provision as deemed to be amended by section 277; or

          (b) deletes from the articles of the corporation all of the objects of the corporation set out in its articles, provided that the deletion is made by the 29th day of July, 1986.

     (4) Shareholder's right to be paid fair value. - In addition to any other right the shareholder may have, but subject to subsection (30), a shareholder who complies with this section is entitled, when the action approved by the resolution from which the shareholder dissents becomes effective, to be paid by the corporation the fair value of the shares held by the shareholder in respect of which the shareholder dissents, determined as of the close of business on the day before the resolution was adopted.

     (5) No partial dissent. - A dissenting shareholder may only claim under this section with respect to all the shares of a class held by the dissenting shareholder on behalf of any one beneficial owner and registered in the name of the dissenting shareholder.

     (6) Objection. - A dissenting shareholder shall send to the corporation, at or before any meeting of shareholders at which a resolution referred to in subsection (1) or (2) is to be voted on, a written objection to the resolution, unless the corporation did not give notice to the shareholder of the purpose of the meeting or of the shareholder's right to dissent.

     (7) Idem. - The execution or exercise of a proxy does not constitute a written objection for purposes of subsection (6).

     (8) Notice of adoption of resolution. - The corporation shall, within ten days after the shareholders adopt the resolution, send to each shareholder who has filed the objection referred to in subsection (6) notice that the resolution has been adopted, but such notice is not required to be sent to any shareholder who voted for the resolution or who has withdrawn the objection.

     (9) Idem. - A notice sent under subsection (8) shall set out the rights of the dissenting shareholder and the procedures to be followed to exercise those rights.

     (10) Demand for payment of fair value. - A dissenting shareholder entitled to received notice under subsection (8) shall, within twenty days after receiving such notice, or, if the shareholder does not receive such notice, within twenty days after learning that the resolution has been adopted, send to the corporation a written notice containing,

          (a) the shareholder's name and address;

          (b) the number and class of shares in respect of which the shareholder dissents; and

          (c) a demand for payment of the fair value of such shares.

     (11) Certificates to be sent in. - Not later than the thirtieth day after the sending of a notice under subsection (10), a dissenting shareholder shall send the certificates representing the shares in respect of which the shareholder dissents to the corporation or its transfer agent.

     (12) Idem. - A dissenting shareholder who fails to comply with subsections
(6), (10) and (11) has no right to make a claim under this section.

     (13) Endorsement on certificate. - A corporation or its transfer agent shall endorse on any share certificate received under subsection (11) a notice that the holder is a dissenting shareholder under this section and shall return forthwith the share certificates to the dissenting shareholder.

     (14) Rights of dissenting shareholder. - On sending a notice under subsection (10), a dissenting shareholder ceases to have any rights as a shareholder other than the right to be paid the fair value of the shares as determined under this section except where,

          (a) the dissenting shareholder withdraws notice before the corporation makes an offer under subsection (15);

          (b) the corporation fails to make an offer in accordance with subsection (15) and the dissenting shareholder withdraws notice; or

          (c) the directors revoke a resolution to amend the articles under subsection 168(3), terminate an amalgamation agreement under subsection 176(5) or an application for continuance under subsection 181(5), or abandon a sale, lease or exchange under subsection 184(8); in which case the dissenting shareholder's rights are reinstated as of the date the dissenting shareholder sent the notice referred to in subsection (10), and the dissenting shareholder is entitled, upon presentation and surrender to the corporation or its transfer agent of any certificate representing the shares that has been endorsed in accordance with subsection (13), to be issued a new certificate representing the same number of shares as the certificate so presented, without payment of any fee.

     (15) Offer to pay. - A corporation shall, not later than seven days after the later of the day on which the action approved by the resolution is effective or the day the corporation received the notice referred to in subsection (10), send to each dissenting shareholder who has sent such notice,

          (a) a written offer to pay for the dissenting shareholder's shares in an amount considered by the directors of the corporation to be the fair value thereof, accompanied by a statement showing how the fair value was determined; or

          (b) if subsection (30) applies, a notification that it is unable lawfully to pay dissenting shareholders for their shares.

     (16) Idem. - Every offer made under subsection (15) for shares of the same class or series shall be on the same terms.

     (17) Idem. - Subject to subsection (30), a corporation shall pay for the shares of a dissenting shareholder within ten days after an offer made under subsection (15) has been accepted, but any such offer lapses if the corporation does not receive an acceptance thereof within thirty days after the offer has been made.

     (18) Application to court to fix fair value. - Where a corporation fails to make an offer under subsection (15) or if a dissenting shareholder fails to accept an offer, the corporation may, within fifty days after the action approved by the resolution is effective or within such further period as the court may allow, apply to the court to fix a fair value for the shares of any dissenting shareholder.

     (19) Idem. - If a corporation fails to apply to the court under subsection
(18), a dissenting shareholder may apply to the court for the same purpose within a further period of twenty days or within such further period as the court may allow.

     (20) Idem. - A dissenting shareholder is not required to give security for costs in an application made under subsection (18) or (19).

     (21) Costs. - If a corporation fails to comply with subsection (15), then the costs of a shareholder application under subsection (19) are to be borne by the corporation unless the court otherwise orders.

     (22) Notice to shareholders. - Before making application to the court under subsection (18) or not later than seven days after receiving notice of an application to the court under subsection (19), as the case may be, a corporation shall give notice to each dissenting shareholder who at the date upon which the notice is given,

          (a) has sent to the corporation the notice referred to in subsection
     (10); and

          (b) has not accepted an offer made by the corporation under subsection
     (15), if such an offer was made,

          of the date, place and consequences of the application and of the dissenting shareholder's right to appear and be heard in person or by counsel, and a similar notice shall be given to each dissenting shareholder who, after the date of such first mentioned notice and before termination of the proceedings commenced by the application, satisfies the conditions set out in clauses (a) and (b) within three days after the dissenting shareholder satisfies such conditions.

     (23) Parties joined. - All dissenting shareholders who satisfy the conditions set out in clauses (22)(a) and (b) shall be deemed to be joined as parties to an application under subsection (18) or (19) on the later of the date upon which the application is brought and the date upon which they satisfy the conditions, and shall be bound by the decision rendered by the court in the proceedings commenced by the application.

     (24) Idem. - Upon an application to the court under subsection (18) or
(19), the court may determine whether any other person is a dissenting shareholder who should be joined as a party, and the court shall fix a fair value for the shares of all dissenting shareholders.

     (25) Appraisers. - The court may in its discretion appoint one or more appraisers to assist the court to fix a fair value for the shares of the dissenting shareholders.

     (26) Final Order. - The final order of the court in the proceedings commenced by an application under subsection (18) or (19) shall be rendered against the corporation and in favour of each dissenting shareholder who, whether before or after the date of the order, complies with the conditions set out in clauses (22)(a) and (b).

     (27) Interest. - The court may in its discretion allow a reasonable rate of interest on the amount payable to each dissenting shareholder from the date the action approved by the resolution is effective until the date of payment.

     (28) Where corporation unable to pay. - Where subsection (30) applies, the corporation shall, within ten days after the pronouncement of an order under subsection (26), notify each dissenting shareholder that is unable lawfully to pay dissenting shareholders for their shares.

     (29) Idem. - Where subsection (30) applies, a dissenting shareholder, by written notice sent to the corporation within thirty days after receiving a notice under subsection (28), may,

          (a) withdraw a notice of dissent, in which case the corporation is deemed to consent to the withdrawal and the shareholder's full rights are reinstated; or

          (b) retain a status as a claimant against the corporation, to be paid as soon as the corporation is lawfully able to do so or, in a liquidation, to be ranked subordinate to the rights of creditors of the corporation but in priority to its shareholders.

     (30) Idem. - A corporation shall not make a payment to a dissenting shareholder under this section if there are reasonable grounds for believing that,

          (a) the corporation is or, after the payment, would be unable to pay its liabilities as they become due; or

          (b) the realizable value of the corporation's assets would thereby be less than the aggregate of its liabilities.

     (31) Court order. - Upon application by a corporation that proposes to take any of the action referred to in subsection (1) or (2), the court may, if satisfied that the proposed action is not in all the circumstances one that should give rise to rights arising under subsection (4), by order declare that those rights will not arise upon the taking of the proposed action, and the order may be subject to compliance upon such terms and conditions as the court thinks fit and, if the corporation is an offering corporation, notice of any such application and a copy of any order made by the court upon such application shall be served upon the Commission.

     (32) Commission may appear. - The Commission may appoint counsel to assist the court upon the hearing of an application under subsection (31), if the corporation is an offering corporation.

                                    EXHIBIT C

     The following pro-forma financial statements depict what the financial position of the Company will be after the sale of the division as specified in Proposal 2. The pro-forma statements remove all transactions related to the subsidiary and record the transactions of the actual sale.

     Proposal No. 2, relates to the sale of our wholly-owned subsidiary, Rosedale Wallcoverings & Fabrics Inc. to our Chairman of the Board and Chief Executive Officer, Alan Fine. The terms of the proposed transaction are as follows:

     o The total purchase price to be paid is $1,224,000 (Cdn.) ($768,458 U.S.). Such amount will be paid by the assumption of our obligation for severance obligations to Mr. Fine in the amount of $1,100,250 Cdn ($690,765 U.S.), and a cash payment by Mr. Fine of $123,750 Cdn ($77,693 U.S.).

     o Upon the closing of the sale, Mr. Fine will resign as an officer and member of the Board of Directors of Rosedale Decorative Products Ltd.

     o The pre-existing inter-company term loan due and owing by Rosedale Wallcoverings and Fabrics to Rosedale Decorative Products in the principal amount of approximately $696,000 Cdn ($437,000 U.S.) will be repaid by Rosedale Wallcoverings & Fabrics Inc. by delivery of a lump-sum payment on the closing date in full settlement thereof in the amount of $400,000 Cdn ($251,130 U.S.), being the present value of the term loan accelerated to the closing date.

     o The pre-existing loan due and owing by Rosedale Wallcovering and Fabrics to Sidney Ackerman in the face amount of approximately $486,000 Cdn ($305,000 U.S.) will be repaid in full by Rosedale Wallcoverings & Fabrics Inc. on the closing date;

     o The pre-existing loan due and owing by our wholly-owned subsidiary, Ontario Paint & Wallpaper Limited to Mr. Fine in the face amount of approximately $250,000 Cdn ($157,000 U.S.) will be repaid in full by Ontario Paint & Wallpaper on the closing date.

                        ROSEDALE DECORATIVE PRODUCTS LTD.

                   PRO-FORMA CONSOLIDATED FINANCIAL STATEMENTS

                                DECEMBER 31, 2001

                        (Amounts Expressed in US Dollars)

                                   (Unaudited)

                        ROSEDALE DECORATIVE PRODUCTS LTD.

                   PRO-FORMA CONSOLIDATED FINANCIAL STATEMENTS

                                DECEMBER 31, 2001

                        (Amounts Expressed in US Dollars)

                                   (Unaudited)




                                TABLE OF CONTENTS


       Pro-forma Consolidated Balance Sheets                             1

       Pro-forma Consolidated Statements of Operations                   2

       Notes to Pro-forma Consolidated Financial Statements            3 - 4

ROSEDALE DECORATIVE PRODUCTS LTD.
Pro-Forma Consolidated Balance Sheets

------------------------------------------------------------------------------------------------------------------------------------
As of December 31, 2001 and December 31, 2001 Pro-forma
(Amounts Expressed in US Dollars)
(Unaudited)
                                                2001                          Pro-forma             2001
                                              Audited         (note 2)       Adjustments        Pro-forma
                                            -----------                           -------------       ----------
                                                 $                                  $                $
                                            (restated)

ASSETS


       CURRENT ASSETS

           Cash                              1,897,453                   a)           (66,404)        2,002,984
                                                                         c)           251,130
                                                                         d)            77,693
                                                                         e)          (156,888)
           Accounts receivable               3,811,530                   a)        (1,903,355)        2,056,153
                                                                         b)           147,978
           Inventory                         5,616,597                   a)        (2,743,719)        2,890,003
                                                                         b)            17,125
           Prepaid expenses and
               sundry assets                   368,719                   a)          (242,259)          126,460
           Due from Rosedale
               Wallcoverings and
                  Fabrics Inc.                       -                   a)           437,232                 -
                                                                         c)          (437,232)
           Income taxes recoverable             41,858                   a)            11,301            53,159
                                            -----------                           -------------       ----------

                                            11,736,157                             (4,607,398)        7,128,759

       INVESTMENT IN ROSEDALE
           WALLCOVERINGS AND
            FABRICS INC.                             -                   a)         1,054,370                 -
                                                                         b)            14,204
                                                                         d)        (1,068,574)

       DEFERRED INCOME TAXES                         -                   a)           123,807           123,807

       MORTGAGES RECEIVABLE                    309,820                                      -           309,820

       PROPERTY, PLANT AND
            EQUIPMENT                        3,675,749                   a)        (2,205,581)        1,470,168
                                            -----------                           -------------       ----------

                                            15,721,726                             (6,689,172)        9,032,554
                                            ===========                           =============       ==========

ROSEDALE DECORATIVE PRODUCTS LTD.
Pro-Forma Consolidated Balance Sheets

------------------------------------------------------------------------------------------------------------------------------------
As of December 31, 2001 and December 31, 2001 Pro-forma
(Amounts Expressed in US Dollars)
(Unaudited)
                                                      2001                          Pro-forma             2001
                                                   Audited         (note 2)       Adjustments        Pro-forma
                                                        $                                  $                $
                                                ------------                     --------------     -------------
                                                (restated)

LIABILITIES


       CURRENT LIABILITIES

       Bank indebtedness                         4,886,846               a)       (2,544,116)        2,342,730
       Accounts payable and
               accrued expenses                  4,226,715               a)       (1,910,666)        2,464,027
                                                                         b)          147,978                 -
       Due to stockholders
                  and directors                  1,150,573               a)         (825,318)          168,367
                                                                         e)         (156,888)
                                                ------------                     --------------     -------------
                                                10,264,134                        (5,289,010)        4,975,124


       DEFERRED INCOME TAXES                       281,140               a)         (281,140)                -
                                                ------------                     --------------     -------------

                                                10,545,274                        (5,570,150)        4,975,124
                                                ------------                     --------------     -------------

STOCKHOLDERS' EQUITY


       COMMON STOCK                              5,029,355                                 -         5,029,355

       ADDITIONAL PAID-IN CAPITAL                  142,314                                 -           142,314

       ACCUMULATED OTHER
            COMPREHENSIVE LOSSES                  (509,109)              a)             (754)         (477,392)
                                                                         b)             (887)
                                                                         c)            5,274
                                                                         d)           28,084

       RETAINED EARNINGS (DEFICIT)                 513,892               a)           27,386          (636,847)
                                                                         b)           32,216
                                                                         c)         (191,376)
                                                                         d)       (1,018,965)
                                                ------------                     --------------     -------------

                                                 5,176,452                        (1,119,022)        4,057,430
                                                ------------                     --------------     -------------

                                                15,721,726                        (6,689,172)        9,032,554
                                                ============                     ==============     =============

ROSEDALE DECORATIVE PRODUCTS LTD.
Pro-Forma Consolidated Statements of Operations
For the year ended December 31, 2001 and December 31, 2001 Pro-forma

(Amounts Expressed in US Dollars)
(Unaudited)

                                                      2001                          Pro-forma             2001
                                                   Audited         (note 2)       Adjustments        Pro-forma
                                                        $                                  $                $
                                                ------------                     --------------     -------------
                                                (restated)

       SALES                                    17,781,160              a)        (7,965,232)       10,226,630
                                                                        b)           410,702

       COST OF SALES                            10,495,673              a)        (4,801,863)        6,072,297
                                                                        b)           378,487
                                                ------------                     --------------     -------------

       GROSS PROFIT                              7,285,487                        (3,131,154)        4,154,333
                                                ------------                     --------------     -------------

       OPERATING EXPENSES

           General and administrative            2,769,075              a)          (772,916)        1,996,159
           Selling                               3,128,846              a)        (1,361,921)        1,766,925
           Design studio                           700,689              a)          (395,497)          305,192
           Book development costs
                 (recovered)                       (22,164)             a)           260,685           238,521
           Amortization                          1,086,667              a)          (711,420)          375,247
                                                ------------                     --------------     -------------

       TOTAL OPERATING EXPENSES                  7,663,113                        (2,981,069)        4,682,044
                                                ------------                     --------------     -------------

       OPERATING LOSS                             (377,626)                         (150,085)         (527,711)

           Cancellation of foreign
               exchange contracts                  214,668                                 -           214,668
           Interest expense                        255,914              a)          (156,071)           99,843
           Exchange loss on foreign
                exchange contracts                  41,992              a)           (41,992)                -
                                                ------------                     --------------     -------------

       LOSS BEFORE INCOME TAXES                   (890,200)                           47,978          (842,222)

           Income taxes (recovery)                    (736)             a)           (11,621)          (12,357)
                                                ------------                     --------------     -------------

       NET LOSS                                   (889,464)                          (59,599)         (829,865)
                                                ============                     ==============     =============
           Net loss per common share,
               basic and diluted                     (0.32)                                              (0.30)
                                                ============                                        =============
           Weighted average number
               of common shares
               outstanding                       2,757,995                                           2,757,995
                                                ============                                        =============

ROSEDALE DECORATIVE PRODUCTS LTD.
Notes to Pro-Forma Consolidated Financial Statements

December 31, 2001

(Unaudited)
(Amounts Expressed in US Dollars)



1.       BASIS OF PRESENTATION

The accompanying unaudited pro-forma consolidated balance sheet has been prepared by management in accordance with generally accepted accounting principles in the United States of America. It has been prepared from information derived from the audited restated consolidated financial statements of Rosedale Decorative Products Ltd. ("the Company") and Rosedale Wallcoverings and Fabrics Inc. ("Rosedale") as at December 31, 2001, together with other information available to the corporations. In the opinion of management, these unaudited pro-forma consolidated financial statements includes all adjustments necessary for fair presentation of the proposed adjustments described below.

The unaudited pro-forma consolidated balance sheet should be read in conjunction with the audited restated consolidated financial statements of the Company as at December 31, 2001.


   2.  PRO-FORMA ADJUSTMENTS

The unaudited pro-forma consolidated balance sheet includes the following pro-forma adjustments reflecting transactions as disclosed in the Schedule 14A. The loss on sale of Rosedale of $1,210,341 (consisting of loss on settlement of loan of $191,376 and loss on sale to Alan Fine of $1,018,965) has not been included in the pro-forma consolidated statements of operations.

     a) This adjustment removes all of the assets, liabilities, equity, revenue and expenses relating to Rosedale from the consolidated financial statements.

     b) This adjustment removes all consolidation entries including intercompany balances and inter-company sales.

     c) This adjustment reflects the proposed settlement of the loan due from Rosedale as follows:

Cash proceeds .............   $ 251,130
Total loan ................    (437,232)
Foreign exchange adjustment      (5,274)


     Loss on settlement ...    (191,376)
                              ==========

ROSEDALE DECORATIVE PRODUCTS LTD.
Notes to Pro-Forma Consolidated Financial Statements

December 31, 2001
(Unaudited)
(Amounts Expressed in US Dollars)



   2.  PRO-FORMA ADJUSTMENTS   (cont'd)

     d) This adjustment reflects the sale of Rosedale to Alan Fine as follows:

Selling price ................   $   768,458
Obligation assumed by Rosedale      (690,765)


Net cash proceeds ............        77,693
Cost of investment ...........    (1,068,574)
Foreign exchange adjustment ..       (28,084)


Loss on sale .................   $(1,018,965)
                                 ============

     e) This adjustment reflects the repayment of Alan Fine's director loan by Ontario Paint & Wallpaper Limited.

There are no additional adjustments required to eliminate the allocation of common costs as Rosedale operated independently from the Company and was therefore not allocated any additional costs.


3.       FOREIGN CURRENCY TRANSLATION

The company is a foreign private issuer and maintains its books and records in Canadian dollars, its functional currency. The financial statements are converted to US dollars as the company has elected to report in US dollars consistent with regulation S-X, Rule 3-20. The translation method used is the current rate method which is the method mandated by SFAS 52 where the functional currency is the foreign currency. Under the current method all assets and liabilities are translated at the current rate, stockholders' equity accounts are translated at historical rates and revenues and expenses are translated at average rates for the year.

Due to the fact that items in the financial statements are being translated at different rates according to their nature, a translation adjustment is created. This translation adjustment has been included in accumulated other comprehensive income.

                        ROSEDALE DECORATIVE PRODUCTS LTD.

                   PRO-FORMA CONSOLIDATED FINANCIAL STATEMENTS

                               SEPTEMBER 30, 2002

                        (Amounts Expressed in US Dollars)

                                   (Unaudited)









--------------------------------------------------------------------------------

                        ROSEDALE DECORATIVE PRODUCTS LTD.

                   PRO-FORMA CONSOLIDATED FINANCIAL STATEMENTS

                               SEPTEMBER 30, 2002

                        (Amounts Expressed in US Dollars)

                                   (Unaudited)




                                TABLE OF CONTENTS


       Pro-forma Consolidated Balance Sheets                                                                 2

       Pro-forma Consolidated Statements of Operations                                                       3

       Notes to Pro-forma Consolidated Financial Statements                                              4 - 5


ROSEDALE DECORATIVE PRODUCTS LTD.
Pro-Forma Consolidated Balance Sheets

------------------------------------------------------------------------------------------------------------------------------------
As of September 30, 2002 and September 30, 2002 Pro-forma
(Amounts Expressed in US Dollars)
(Unaudited)
                                             September 30,                                       September 30,
                                                  2002                          Pro-forma           2002
                                              Unaudited         (note 2)       Adjustments        Pro-forma
                                            --------------                     -----------      ---------------
                                                   $                                  $                $
                                             (restated)

ASSETS


       CURRENT ASSETS

           Cash                                  1,079,768           a)          (248,611)        1,003,699
                                                                     c)           252,016
                                                                     d)            77,967
                                                                     e)          (157,441)
           Accounts receivable                   4,529,918           a)        (2,077,673)        2,479,726
                                                                     b)            27,481
           Inventory                             4,754,902           a)        (1,978,059)        2,776,843
           Prepaid expenses and
               sundry assets                       323,194           a)          (253,923)           69,271
           Due from Rosedale
               Wallcoverings and
               Fabrics Inc.                              -           a)           438,775                 -
                                                                     c)          (438,775)
           Income taxes recoverable                 19,891           a)              (544)           19,347
                                            --------------                     -----------      ---------------

                                                10,707,673                     (4,358,787)        6,348,886

       INVESTMENT IN ROSEDALE
           WALLCOVERINGS AND
            FABRICS INC.                                 -           a)         1,039,441                 -
                                                                     d)        (1,039,441)

       DEFERRED INCOME TAXES                             -           a)           124,244           124,244

       MORTGAGES RECEIVABLE                        310,912                              -           310,912

       PROPERTY, PLANT AND
            EQUIPMENT                            3,818,855           a)        (2,216,551)        1,602,304
                                            --------------                     -----------      ---------------

                                                14,837,440                     (6,451,094)        8,386,346
                                            ==============                     ===========      ===============

ROSEDALE DECORATIVE PRODUCTS LTD.
Pro-Forma Consolidated Balance Sheets

------------------------------------------------------------------------------------------------------------------------------------
As of September 30, 2002 and September 30, 2002 Pro-forma
(Amounts Expressed in US Dollars)
(Unaudited)
                                           September 30,                                       September 30,
                                                 2002                          Pro-forma             2002
                                              Unaudited         (note 2)       Adjustments        Pro-forma
                                            --------------                     -----------      ---------------
                                                   $                                  $                $
                                             (restated)

LIABILITIES


       CURRENT LIABILITIES

       Bank indebtedness                         4,981,414               a)       (2,520,161)        2,461,253
       Accounts payable and
               accrued expenses                  3,460,543               a)       (1,612,482)        1,875,542
                                                                         b)           27,481
       Due to stockholders
                  and directors                    932,483               a)         (762,206)           12,836
                                                                         e)         (157,441)
                                            --------------                     -----------      ---------------

                                                 9,374,440                        (5,024,809)        4,349,631


       DEFERRED INCOME TAXES                       282,132               a)         (282,132)                -
                                            --------------                     -----------      ---------------

                                                 9,656,572                        (5,306,941)        4,349,631
                                            --------------                     -----------      ---------------

STOCKHOLDERS' EQUITY


       COMMON STOCK                              5,029,355                                 -         5,029,355

       ADDITIONAL PAID-IN CAPITAL                  142,314                                 -           142,314

       ACCUMULATED OTHER
            COMPREHENSIVE LOSSES                  (490,701)              a)               43          (428,550)
                                                                         c)            4,617
                                                                         d)           57,491

       RETAINED EARNINGS (DEFICIT)                 499,900               a)            4,037          (706,404)
                                                                         c)         (191,376)
                                                                         d)       (1,018,965)
                                            --------------                     -----------      ---------------

                                                 5,180,868                        (1,144,153)        4,036,715
                                            --------------                     -----------      ---------------

                                                14,837,440                        (6,451,094)        8,386,346


ROSEDALE DECORATIVE PRODUCTS LTD.
Pro-Forma Consolidated Statements of Operations
For the Nine Month Period ended September 30, 2002 and

September 30, 2002 Pro-forma

(Amounts Expressed in US Dollars)
(Unaudited)

                                               September 30,                                       September 30,
                                                   2002                          Pro-forma             2002
                                                 Unaudited         (note 2)      Adjustments        Pro-forma
                                              --------------                     ------------     ---------------
                                                        $                                  $                $
                                                (restated)

       SALES                                    16,540,607              a)        (7,922,674)        8,758,071
                                                                        b)           140,138

       COST OF SALES                            10,181,356              a)        (4,944,405)        5,377,089
                                                                        b)           140,138
                                              --------------                     ------------     ---------------

       GROSS PROFIT                              6,359,251                        (2,978,269)        3,380,982
                                              --------------                     ------------     ---------------

       OPERATING EXPENSES

           General and administrative            1,995,175              a)          (798,583)        1,196,592
           Selling                               2,594,474              a)        (1,303,838)        1,290,636
           Design studio                           577,925              a)          (335,815)          242,110
           Book development costs
                 (recovered)                       (41,943)             a)           185,210           143,267
           Amortization                            991,624              a)          (601,080)          390,544
                                              --------------                     ------------     ---------------

       TOTAL OPERATING EXPENSES                  6,117,255                        (2,854,106)        3,263,149
                                              --------------                     ------------     ---------------

       OPERATING INCOME                            241,996                          (124,163)          117,833

           Interest expense                        182,047              a)          (102,227)           79,820
           Exchange loss on foreign
                exchange contracts                  73,941              a)           (17,899)           56,042
                                              --------------                     ------------     ---------------

       NET LOSS                                    (13,992)                           (4,037)          (18,029)
                                              ==============                     ============     ===============
           Net loss per common share,
               basic and diluted                     (0.01)                                              (0.01)
                                              ==============                                      ===============
           Weighted average number
               of common shares
               outstanding                       2,755,514                                           2,755,514
                                              ==============                                      ===============

ROSEDALE DECORATIVE PRODUCTS LTD.
Notes to Pro-Forma Consolidated Financial Statements

September 30, 2002

(Unaudited)
(Amounts Expressed in US Dollars)


1. BASIS OF PRESENTATION

The accompanying unaudited pro-forma consolidated financial statements have been prepared by management in accordance with generally accepted accounting principles in the United States of America. It has been prepared from information derived from the audited restated consolidated financial statements of Rosedale Decorative Products Ltd. ("the Company") and Rosedale Wallcoverings and Fabrics Inc. ("Rosedale") as at December 31, 2001, and the unaudited restated quarterly consolidated financial statements of the Company and Rosedale at September 30, 2002 together with other information available to the corporations. In the opinion of management, these unaudited pro-forma consolidated financial statements includes all adjustments necessary for fair presentation of the proposed adjustments described below.

The unaudited pro-forma consolidated financial statements should be read in conjunction with the audited restated consolidated financial statements of the Company as at December 31, 2001.


2. PRO-FORMA ADJUSTMENTS

The unaudited pro-forma consolidated financial statements includes the following pro-forma adjustments reflecting transactions as disclosed in the
Schedule 14A. The loss on sale of Rosedale of $1,210,341 (consisting of loss on settlement of loan of $191,376 and loss on sale to Alan Fine of $1,018,965) has not been included in the pro-forma consolidated statements of operations.

     a) This adjustment removes all of the assets, liabilities, equity, revenue and expenses relating to Rosedale from the consolidated financial statements.

     b) This adjustment removes all consolidation entries including inter-company balances and inter-company sales.

     c) This adjustment reflects the proposed settlement of the loan due from Rosedale as though it occurred in 2001 as follows:

Cash proceeds .............   $ 252,016
Total loan ................    (438,775)
Foreign exchange adjustment      (4,617)


Loss on settlement ........   $(191,376)
                              ==========

ROSEDALE DECORATIVE PRODUCTS LTD.
Notes to Pro-Forma Consolidated Financial Statements

September 30, 2002
(Unaudited)
(Amounts Expressed in US Dollars)



2. PRO-FORMA ADJUSTMENTS (cont'd)

     d) This adjustment reflects the sale of Rosedale to Alan Fine as though it occured in 2001 as follows:

Selling price ................   $   768,458
Obligation assumed by Rosedale      (690,491)


Net cash proceeds ............        77,967
Cost of investment ...........    (1,039,441)
Foreign exchange adjustment ..       (57,491)


Loss on sale .................   $(1,018,965)
                                 ============

     e) This adjustment reflects the repayment of Alan Fine's director loan by Ontario Paint & Wallpaper Limited.

There are no additional adjustments required to eliminate the allocation of common costs as Rosedale operated independently from the Company and was therefore not allocated any additional costs.



3. FOREIGN CURRENCY TRANSLATION

     The company is a foreign private issuer and maintains its books and records in Canadian dollars, its functional currency. The financial statements are converted to US dollars as the company has elected to report in US dollars consistent with regulation S-X, Rule 3-20. The translation method used is the current rate method which is the method mandated by SFAS 52 where the functional currency is the foreign currency. Under the current method all assets and liabilities are translated at the current rate, stockholders' equity accounts are translated at historical rates and revenues and expenses are translated at average rates for the year.

     Due to the fact that items in the financial statements are being translated at different rates according to their nature, a translation adjustment is created. This translation adjustment has been included in accumulated other comprehensive income.